                    As filed with the Securities and Exchange
          Commission on February 14, 2007 1933 Act File No. 333-126293
                           1940 Act File No. 811-21779

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO. ___                   [ ]
                         POST-EFFECTIVE AMENDMENT NO. 12                     [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                              AMENDMENT NO. 14                               [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                              JOHN HANCOCK FUNDS II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 663-2844

                                 JOHN J. DANELLO
                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                               MARK P. GOSHKO, ESQ
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                               ONE LINCOLN STREET
                                BOSTON, MA 02111

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

 It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on (date) pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[X]  on (April 30, 2007) pursuant to paragraph (a)(2) of Rule 485

                    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              JOHN HANCOCK FUNDS II

                                CLASS NAV SHARES

                              EMERGING MARKETS VALUE FUND
                              INCOME FUND
                              MID CAP INTERSECTION FUND
                              MUTUAL SHARES FUND

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JOHN HANCOCK FUNDS II ("JHF II"), THE ADVISER OR ANY SUBADVISERS TO JHF II OR THE PRINCIPAL UNDERWRITER OF THE SHARES. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF JHF II IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                        Prospectus dated [_______], 2007

                                TABLE OF CONTENTS

JOHN HANCOCK FUNDS II......................................................    3
MID CAP FUNDS..............................................................    6
INTERNATIONAL FUNDS........................................................    8
FIXED-INCOME FUNDS.........................................................   13
ADDITIONAL INFORMATION ABOUT...............................................   15
THE FUNDS' RISKS AND INVESTMENT POLICIES...................................   15
   RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES.......................   15
   ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES.............   19
   Hedging and Other Strategic Transactions................................   19
YOUR ACCOUNT...............................................................   22
   Class NAV Shares........................................................   22
   Transaction Policies....................................................   22
   Dividends and Account Policies..........................................   24
FUND DETAILS...............................................................   26
   Business Structure......................................................   26
   Subadviser Information and Management Biographies.......................   27
APPENDIX A.................................................................   30
SCHEDULE OF MANAGEMENT FEES................................................   30
FOR MORE INFORMATION.......................................................    1

                                    OVERVIEW

                              JOHN HANCOCK FUNDS II

John Hancock Funds II ("JHF II") is a series trust which is comprised of separate investment funds, (each a "Fund", and collectively the "Funds"). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class NAV shares of the Funds listed above. Class NAV shares are sold to the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio (each a "Portfolio" and collectively the "Portfolios"), which are other funds of the JHF II, and to certain institutional investors.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II, the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds and Portfolios, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION:

1. FEES AND EXPENSES FOR EACH FUND

The table below describes the fees and expenses for NAV shares of each Fund offered through this Prospectus. NAV shares do not charge a sales load or surrender fee and are not subject to any Rule 12b-1 distribution and service fees.

FUND ANNUAL EXPENSES

(as a percentage of Fund average net assets for the fiscal year ended August 31,
2007)

                              MANAGEMENT      OTHER        ACQUIRED FUND        TOTAL FUND
CLASS NAV SHARES                 FEES      EXPENSES(1)   FEES AND EXPENSES   ANNUAL EXPENSE(2)
----------------              ----------   -----------   -----------------   -----------------
FUNDS:
Emerging Markets Value Fund
Income Fund
Mid Cap Intersection Fund
Mutual Share Fund

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) The "Total Fund Annual Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

EXAMPLE OF EXPENSES FOR EACH FUND

The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

CLASS NAV SHARES              1 YEAR   3 YEARS
----------------              ------   -------
FUNDS:
Emerging Markets Value Fund
Income Fund
Mid Cap Intersection Fund
Mutual Share Fund

2. INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Risks and Investment Policies".

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by the JHF II assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix A of the SAI.

3. PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities are more fully described below under "Additional Information About the Funds' Risks and Investment Policies".

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivative Risk

-    Equity Securities Risk

-    Exchange Traded Funds ("ETFs") Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Initial Public Offerings ("IPOs") Risk

-    Investment Company Securities Risk

-    Issuer Risk

-    Liquidity Risk

-    Risk Arbitrage Securities and Distressed Companies

-    Small and Medium Size Companies Risk

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4. PAST PERFORMANCE

These sections under each Fund would normally show how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Funds have less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

5. PORTFOLIO MANAGERS

See "Subadviser Information and Management Biographies" for information relating to the Funds' portfolio managers.

                                  MID CAP FUNDS

MID CAP INTERSECTION FUND

SUBADVISER: Wellington Management Company, LLP

INVESTMENT OBJECTIVE:    To seek long-term growth of capital.
----------------------   -------------------------------------------------------
INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for
                         investment purposes) in equity securities of
                         medium-sized companies with significant capital
                         appreciation potential. For the purposes of the Fund,
                         "medium-sized companies" are those with market
                         capitalizations, at the time of investment, within the
                         market capitalization range of companies represented in
                         either the Russell MidCap Index ($[________] [billion]
                         to $[________] [billion] as of [December 31, 2006]) or
                         the S&P MidCap 400 Index ($[________] [billion] to
                         $[________] [billion] as of [December 31, 2006]).

The Fund may invest up to 10% of its total assets in securities of foreign and non-dollar-denominated securities.

The portfolio of the Fund is constructed stock by stock, an investment approach the subadviser refers to as "bottom-up." The Fund combines the subadviser's proprietary fundamental and quantitative research inputs to create a portfolio of holdings within a disciplined framework.

The Fund invests primarily in a diversified portfolio of equity securities based on the combined ratings of the subadviser's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental Analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

The subadviser then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

In constructing the portfolio of the Fund, the subadviser analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is that the portfolio remains well-diversified, and does not take large industry and style positions relative to the portfolio's market benchmark as an unintended consequence of bottom-up stock picking.

The Fund may invest in initial public offerings ("IPOs") and exchange traded funds ("ETFs").

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Equity Securities Risk

-    ETFs Risk

-    IPOs Risk

-    Issuer Risk

-    Liquidity Risk

-    Small and Medium Size Companies Risk

PAST PERFORMANCE

Performance is not provided since the portfolio commenced operations in May
2007.

FUND CODES

CLASS NAV   Ticker       [______]
            CUSIP        [______]
            SEC number   [______]

                               INTERNATIONAL FUNDS

MUTUAL SHARES FUND

SUBADVISERS: Franklin Mutual Advisers, LLC

INVESTMENT OBJECTIVE:    To seek capital appreciation, which may occasionally be
                         short-term. Income is a secondary objective.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests mainly
                         in equity securities (including convertible securities
                         or securities the subadviser expects to be exchanged
                         for common or preferred stock) of companies of any
                         nation that the subadviser believes are available at
                         market prices less than their value based on certain
                         recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Fund invests primarily in:

- Undervalued Securities. Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

- Risk Arbitrage Securities. Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the subadviser believes are inexpensive relative to an economically equivalent security of the same or another company.

- Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial realigning or bankruptcy.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Fund currently invests predominantly in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion and a portion of its assets may be invested in small-cap companies.

While the Fund generally purchases securities for investment purposes, the subadviser may seek to influence or control management, or invest in other companies to do so, when it believes the Fund may benefit.

The Fund expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the subadviser believes is either inexpensive relative to the price of the other security or otherwise undervalued, and sells short the security that the subadviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring or other corporate action or event.

The subadviser employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the subadviser focuses on the market price of a company's securities relative to the subadviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the subadviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The subadviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk (including value investing risk)

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Issuer Risk

-    Liquidity Risk

-    Risk Arbitrage Securities and Distressed Companies

-    Small and Medium Size Companies Risk

PAST PERFORMANCE

Past performance is not provided since the Fund commenced operations in May
2007.

FUND CODES

CLASS NAV   Ticker       [______]
            CUSIP        [______]
            SEC number   [______]

EMERGING MARKETS VALUE FUND

SUBADVISER: Dimensional Fund Advisors

INVESTMENT OBJECTIVE:    To seek long-term capital appreciation.

INVESTMENT STRATEGIES:   Under normal circumstances, the Fund will invest at
                         least 80% of its net assets (plus any borrowings for
                         investment purposes) in companies associated with
                         emerging markets designated from time to time by the
                         Investment Committee of the subadviser.

The Fund seeks long-term capital growth through investment primarily in emerging market equity securities. The Fund seeks to achieve its investment objective by investing in companies associated with emerging markets designated by the Investment Committee of the subadviser ("Approved Markets") from time to time. The Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (See below for a definition of Approved Market securities.) These exchanges may be either within or outside the issuer's domicile country. The securities may be listed or traded in the form of EDRs, GDRs, ADRs, NVDRs or other types of depositary receipts.

The Fund seeks to achieve its objective by purchasing emerging market equity securities that are deemed by the subadviser to be value stocks at the time of purchase. Securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadviser may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the subadviser uses for assessing value are subject to change from time to time.

The Fund's policy is to seek to achieve its investment objective by purchasing emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadviser to be value stocks at the time of purchase, as described in the paragraph above. The Fund may not invest in certain eligible companies or Approved Markets described above or achieve approximate market weights because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the Fund's policy to invest no more than 25% of its total assets in any one industry.

In determining what countries are eligible markets for the Fund, the subadviser may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, Morgan Stanley Capital International, Citigroup and the Heritage Foundation. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadviser takes into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Fund and other affiliated funds.

The Fund may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may enter into futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States.

The Fund's policy of seeking broad market diversification means the subadviser will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

Changes in the composition and relative ranking (in terms of book to market ratio) of the stocks which are eligible for purchase by the Fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the subadviser will prepare lists of eligible value stocks that are eligible for investment. Such lists will be revised no less than semi-annually.

The Fund does not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.

APPROVED MARKETS

As of the date of this Prospectus, the Fund is authorized to invest in the countries listed below. The subadviser will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country's markets. The Investment Committee of the subadviser also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the Fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past.

Brazil
Chile
Czech Republic
Hungary
India
Indonesia
Israel
Malaysia
Mexico
Philippines
Poland
South Africa
South Korea
Taiwan
Thailand
Turkey

APPROVED MARKET SECURITIES

"Approved Market securities" are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the Fund's benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadviser, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadviser may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market securities.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    ETFs Risk

-    Foreign Securities Risk

-    Investment Company Securities Risk

-    Issuer Risk

-    Small and Medium Size Companies Risk

PAST PERFORMANCE

Past performance is not provided since the Fund commenced operations in May
2007.

FUND CODES

CLASS NAV   Ticker       [______]
            CUSIP        [______]
            SEC number   [______]

                                   INCOME FUND

INCOME FUND

SUBADVISER: Franklin Advisers, Inc.

INVESTMENT OBJECTIVE:    To seek to maximize income while maintaining prospects
                         for capital appreciation.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests in a
                         diversified portfolio of debt securities, such as
                         bonds, notes and debentures, and equity securities,
                         such as common stocks, preferred stocks and convertible
                         securities.

The Fund seeks income by selecting investments such as corporate and foreign debt securities and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The subadviser searches for undervalued or out-of-favor securities it believes offer opportunities for current income and significant future growth. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by the rating agencies. In its analysis, the subadviser considers a variety of factors, including:

-    the experience and managerial strength of the company;

-    responsiveness to changes in interest rates and business conditions;

-    debt maturity schedules and borrowing requirements;

- the company's changing financial condition and market recognition of the change; and

- a security's relative value based on such factors as anticipated cash flow, interest and dividend coverage, asset coverage and earnings prospects.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade (sometimes referred to as "junk bonds"), but is not currently expected to invest more than 50% of its total assets in such securities. Securities rated in the top four rating categories by independent rating organizations such as Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") are considered investment grade. Below investment grade securities, such as those rated BB or lower by S&P, or Ba or lower by Moody's, or unrated, but deemed by the subadviser to be of comparable quality, generally pay higher yields but involve greater risks than investment grade securities.

The Fund may invest up to 25% of its total assets in foreign securities, foreign securities that are traded in the U.S. or ADR's.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

- Fixed Income Securities Risk (including interest rate and lower rated fixed income securities risk)

-    Foreign Securities Risk

-    Issuer Risk

-    Liquidity Risk

PAST PERFORMANCE

Past performance is not provided since the Fund commenced operations in May
2007.

FUND CODES

CLASS NAV   Ticker       [______]
            CUSIP        [______]
            SEC number   [______]

                          ADDITIONAL INFORMATION ABOUT

                    THE FUNDS' RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

The Funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

CREDIT AND COUNTERPARTY RISK

Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVE RISK

See "Hedging and Other Strategic Transactions" below.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will under perform value stocks.

EXCHANGE TRADED FUNDS (ETFS) RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment Grade Fixed Income Securities in the Lowest Rating Category. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's), commonly known as "junk" bonds. The principal risks of investing in these securities are as follows:

- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

- Additional Risks Regarding Lower Rated Corporate Fixed Income Securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

- Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

- Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

- Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

- Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INITIAL PUBLIC OFFERINGS (IPOS) RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

INVESTMENT COMPANY SECURITIES RISK

Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in risk arbitrage securities may not be completed on the terms contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

SMALL AND MEDIUM SIZE COMPANIES RISK

Small or Unseasoned Companies:

- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES

Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

INVESTMENT GRADE DEBT SECURITIES

Investment grade debt securities are securities of an issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. (or, if unrated, of comparable quality as determined by the subadviser).

FOREIGN REPURCHASE AGREEMENTS

A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

The Funds are authorized to use a variety of hedging or other strategic investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used are described below:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures),

-    interest rate transactions*,

-    currency transactions**,

- swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

-    structured notes, including hybrid or "index" securities.

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in this prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

ILLIQUID SECURITIES

Each Fund is precluded from investing in excess of 15% of its respective net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

LENDING OF FUND SECURITIES

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

LOAN PARTICIPATIONS

The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

SHORT SALES

The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

WARRANTS

The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

                                  YOUR ACCOUNT

CLASS NAV SHARES

The Class NAV shares of the Funds are sold without any front-end or deferred sales charges and are not subject to any Rule 12b-1 distribution and service fees.

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other Funds of JHF II and JHF III. Class NAV shares are also sold to certain institutional investors.

Other classes of shares of the Funds, which have their own expense structures, may be offered in separate prospectuses.

Permitted entities generally may open an account and purchase class NAV shares, as the case may be, by contacting JHF II. There is no minimum initial investment for class NAV shares.

TRANSACTION POLICIES

VALUATION OF SHARES. The NAV per share for the Funds and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Securities held by a Fund are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is calculating its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Money market instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

PURCHASE AND REDEMPTION PRICES. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS. The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING. The Funds are intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if a Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund's portfolio or otherwise not be in a Fund's best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY. The Funds, through their agents, undertakes to use its best efforts to exercise their right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a Fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a Fund will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK. To the extent that a Fund or its agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in Fund transactions. Increased Fund transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

- A Fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

- A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

- Any frequent trading strategies may interfere with efficient management of a Fund's portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of a Fund or paid in cash.

TAXABILITY OF TRANSACTIONS. Dividends received from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Any time you redeem exchange shares, it is considered a taxable event for you.

ACCOUNT STATEMENTS. The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS. The Funds' Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds' Form N-CSR and Form N-Q will contain the Funds' entire portfolio holdings as of the applicable calendar quarter end.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

NAV shares of the Funds are sold to the JHF II Portfolios and may in the future be sold to other JHF II Portfolios.

John Hancock Funds, LLC, the distributor of the Portfolios (the "Distributor"), pays compensation to broker-dealers for the sale of shares of the Portfolios. The Distributor may also pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statement of additional information for the JHF II Portfolios. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the Adviser's profit on the advisory fee on the Funds.

                                  FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Funds.

The Trustees have the power to change the respective investment goal of each of the Funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the Funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. Particular Funds will provide written notice to shareholders at least 60 days prior to a change in their 80% investment policy, as required under the 1940 Act and disclosed in the SAI.

                                  SHAREHOLDERS

               DISTRIBUTION AND                                      FINANCIAL SERVICES FIRMS AND
             SHAREHOLDER SERVICES                                        THEIR REPRESENTATIVES

                                                       Advise current and prospective shareholders on their Fund
                                                                   investments, often in the context
                                                                     of an overall financial plan.

             PRINCIPAL DISTRIBUTOR                                          TRANSFER AGENT

            JOHN HANCOCK FUNDS, LLC                                     JOHN HANCOCK SIGNATURE
                                                                            SERVICES, INC.
   Markets the Funds and distributes shares
through selling brokers, financial planners and        Handles shareholder services, including recordkeeping and
       other financial representatives.             statements, distribution of dividends and processing of buy and sell requests.

              INVESTMENT ADVISER                                               CUSTODIAN

            JOHN HANCOCK INVESTMENT                                STATE STREET BANK & TRUST COMPANY
           MANAGEMENT SERVICES, LLC                                      2 AVENUE DE LAFAYETTE
              601 CONGRESS STREET                                          BOSTON, MA 02111
             BOSTON, MA 02210-2805
                                                  Holds the Funds' assets, settles all portfolio trades and collects
   Manages the Funds business and investment        most of the valuation data required for calculating each Fund's
                  activities.                                                    NAV.

                  SUBADVISER

  Provides portfolio management to the Funds

                                    TRUSTEES
                         Oversee the Funds' activities.

MANAGEMENT FEES. As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund include the net assets of the Fund and the net assets of one or more other John

Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees' approving the investment advisory and subadvisory contracts of the Funds is available in the Funds' annual report to shareholders for the period ended August 31, 2006.

SUBADVISER INFORMATION AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHF II. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such programs.

SUBADVISORY FEES. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Additional information about each portfolio manager including compensation, other accounts managed and Fund holdings is found in the SAI.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a Fund is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

DIMENSIONAL FUND ADVISORS ("DIMENSIONAL")

Dimensional was organized in May 1981 as "Dimensional Fund Advisors, Inc.", a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

As the subadviser, Dimensional is responsible for the Fund's asset management. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Fund including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Fund.

FUND                             PORTFOLIO MANAGER
----                             -----------------
Emerging Markets Value........   Karen.E. Umland

-    Karen E. Umland, Vice President; joined Dimensional in 1993.

FRANKLIN ADVISERS

Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                             PORTFOLIO MANAGERS
----                             ------------------
Income Fund...................   Edward D. Perks, CFA
                                 Charles B. Johnson

- Edward D. Perks is a senior vice president and director of Global Core/Hybrid Portfolio Management for Franklin Advisers. Mr. Perks is co-lead portfolio manager for the fund. Mr. Perks joined Franklin Templeton Investments in 1992.

- Charles B. Johnson is Chairman of Franklin Resources, Inc. He joined Franklin Templeton Investments in 1957.

FRANKLIN MUTUAL

Franklin Mutual is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Franklin Mutual is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                             PORTFOLIO MANAGER
----                             -----------------
Mutual Shares Fund............   Peter.Langerman
                                 F. David Segal, CFA
                                 Deborah A. Turner, CFA

- Peter Langerman is President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He has been co-portfolio manager of the fund since its inception. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.

- F. David Segal has been co-portfolio manager of the fund since its inception. Prior to joining Franklin Templeton Investments in 2002, he was an analyst in the Structured Finance Group of Metlife for the period 1999 - 2002.

- Deborah A. Turner has been the assistant portfolio manager of the fund since its inception. She has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.

WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON MANAGEMENT")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

FUND                             PORTFOLIO MANAGERS
----                             ------------------
Mid Cap Intersection Fund.....   Doris T. Dwyer
                                 David J. Elliott

- Doris T. Dwyer. Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Trust since its inception in May 2007. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

- David J. Elliott. Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Trust since its inception in May 2007. Mr. Elliott joined Wellington Management as an investment professional in 1995.

                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. As stated above, the advisory or management fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "Aggregate Net Assets" of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

EMERGING MARKETS VALUE FUND: 1.00% - first $100 million; 0.950% - excess over $100 million.

(Aggregate Net Assets include the net assets of the Emerging Markets Value Fund, a series of JHF II, and the Emerging Markets Value Trust, a series of John Hancock Trust)

INCOME FUND: 0.95% - first $50 million; 0.915% - between $50 million and $200 million; 0.825% - between $200 million and $500 million; 0.800% - excess over $500 million.

(Aggregate Net Assets include the net assets of the Income Fund, a series of JHF II, and the Income Trust, a series of John Hancock Trust)

MID CAP INTERSECTION FUND: 0.875% - first $500 million; 0.850% - excess over $500 million.

(Aggregate Net Assets include the net assets of the Mid Cap Intersection Fund, a series of JHF II, and the Mid Cap Intersection Trust, a series of John Hancock Trust)

MUTUAL SHARES FUND: 0.960% -- at all asset levels.

                              FOR MORE INFORMATION

 The following documents are available that offer further information on JHF II:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports include financial statements. The annual report also includes a discussion of the market conditions and investment stratisies that significantly affected the funds' performance during their last fiscal year in addition to the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Funds. The Fund's SAI includes a summary of the Fund's policy regarding disclosure of portfolio holdings. The current annual report, when available, is included in the SAI. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES PLEASE CONTACT JOHN HANCOCK:

                         BY MAIL: John Hancock Funds II
                               601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                        ON THE INTERNET: www.jhfunds.com

 OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND
                                  FROM THE SEC:

                        BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-949-8090

                    BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

               ON THE EDGAR database on the INTERNET: www.sec.gov

                           1940 Act File No. 811-21779

                          [JOHN HANCOCK FUNDS II LOGO]

                              JOHN HANCOCK FUNDS II

                                 CLASS 1 SHARES

                              EMERGING MARKETS VALUE FUND
                              INCOME FUND
                              MID CAP INTERSECTION FUND
                              MUTUAL SHARES FUND

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JOHN HANCOCK FUNDS II ("JHF II"), THE ADVISER OR ANY SUBADVISERS TO JHF II OR THE PRINCIPAL UNDERWRITER OF THE SHARES. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF JHF II IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                           Prospectus dated [__], 2007

                                TABLE OF CONTENTS

JOHN HANCOCK FUNDS II......................................................    3
MID CAP FUNDS..............................................................    6
   MID CAP INTERSECTION FUND...............................................    6
INTERNATIONAL FUNDS........................................................    8
   MUTUAL SHARES FUND......................................................    8
   EMERGING MARKETS VALUE FUND.............................................   10
FIXED INCOME FUND..........................................................   13
   INCOME FUND.............................................................   13
ADDITIONAL INFORMATION ABOUT...............................................   15
THE FUNDS' RISKS AND INVESTMENT POLICIES...................................   15
   RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES.......................   15
   ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES.............   19
   Hedging and Other Strategic Transactions................................   19
YOUR ACCOUNT...............................................................   22
   Class 1 Shares..........................................................   22
   Distribution and service (12b-1) fees...................................   22
   Transaction Policies....................................................   22
   Dividends and Account Policies..........................................   25
FUND DETAILS...............................................................   26
   Business Structure......................................................   26
   Subadviser Information and Management Biographies.......................   27
APPENDIX A.................................................................   30
SCHEDULE OF MANAGEMENT FEES................................................   30
FOR MORE INFORMATION.......................................................    1

                                    OVERVIEW

                              JOHN HANCOCK FUNDS II

John Hancock Funds II ("JHF II") is a series trust which is comprised of separate investment funds, (each a "Fund", and collectively the "Funds"). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class 1 shares of the Funds listed above. Class 1 shares are sold only to certain insurance company separate accounts.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II, the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds and Portfolios, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION:

1. FEES AND EXPENSES FOR EACH FUND

JHF II may issue the Class 1 Shares. The table below describes the fees and expenses for Class 1 Shares of each Fund offered through this Prospectus.

FUND ANNUAL EXPENSES

(as a percentage of Fund average net assets for the fiscal year ended August 31,
2007)

                              MANAGEMENT     12B-1       OTHER        ACQUIRED FUND        TOTAL FUND
CLASS 1 SHARES                   FEES      EXPENSES   EXPENSES(1)   FEES AND EXPENSES   ANNUAL EXPENSE(2)
--------------                ----------   --------   -----------   -----------------   -----------------
FUNDS:
Emerging Markets Value Fund
Income Fund
Mid Cap Intersection Fund
Mutual Share Fund

(1)  Other Expenses are based on estimates amounts for the current fiscal year.

(2) The "Total Fund Annual Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

EXAMPLE OF EXPENSES FOR EACH FUND

The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

CLASS 1 SHARES                1 YEAR   3 YEARS
--------------                ------   -------
FUNDS:
Emerging Markets Value Fund
Income Fund
Mid Cap Intersection Fund
Mutual Share Fund

2. INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Risks and Investment Policies".

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by the JHF II assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") is included in Appendix A of the SAI.

3. PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities are more fully described below under "Additional Information About the Funds' Risks and Investment Policies".

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivative Risk

-    Equity Securities Risk

-    Exchange Traded Funds ("ETFs") Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Initial Public Offerings ("IPOs") Risk

-    Investment Company Securities Risk

-    Issuer Risk

-    Liquidity Risk

-    Risk Arbitrage Securities and Distressed Companies

-    Small and Medium Size Companies Risk

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4. PAST PERFORMANCE

These sections under each Fund would normally show how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Funds have less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

5. PORTFOLIO MANAGERS

See "Subadviser Information and Management Biographies" for information relating to the Funds' portfolio managers.

                                  MID CAP FUNDS

MID CAP INTERSECTION FUND

SUBADVISER: Wellington Management Company, LLP

INVESTMENT OBJECTIVE:    To seek long-term growth of capital.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for
                         investment purposes) in equity securities of
                         medium-sized companies with significant capital
                         appreciation potential. For the purposes of the Fund,
                         "medium-sized companies" are those with market
                         capitalizations, at the time of investment, within the
                         market capitalization range of companies represented in
                         either the Russell MidCap Index ($[________] [billion]
                         to $[________] [billion] as of [December 31, 2006]) or
                         the S&P MidCap 400 Index ($[________] [billion] to
                         $[________] [billion] as of [December 31, 2006]).

The Fund may invest up to 10% of its total assets in securities of foreign and non-dollar-denominated securities.

The portfolio of the Fund is constructed stock by stock, an investment approach the subadviser refers to as "bottom-up." The Fund combines the subadviser's proprietary fundamental and quantitative research inputs to create a portfolio of holdings within a disciplined framework.

The Fund invests primarily in a diversified portfolio of equity securities based on the combined ratings of the subadviser's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental Analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

The subadviser then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

In constructing the portfolio of the Fund, the subadviser analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is that the portfolio remains well-diversified, and does not take large industry and style positions relative to the portfolio's market benchmark as an unintended consequence of bottom-up stock picking.

The Fund may invest in initial public offerings ("IPOs") and exchange traded funds ("ETFs").

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Equity Securities Risk

-    ETFs Risk

-    IPOs Risk

-    Issuer Risk

-    Liquidity Risk

-    Small and Medium Size Companies Risk

PAST PERFORMANCE

Performance is not provided since the portfolio commenced operations in May
2007.

FUND CODES

CLASS 1   Ticker       [______]
          CUSIP        [______]
          SEC number   [______]

                               INTERNATIONAL FUNDS

MUTUAL SHARES FUND

SUBADVISERS: Franklin Mutual Advisers, LLC

INVESTMENT OBJECTIVE:    To seek capital appreciation, which may occasionally be
                         short-term. Income is a secondary objective.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests mainly
                         in equity securities (including convertible securities
                         or securities the subadviser expects to be exchanged
                         for common or preferred stock) of companies of any
                         nation that the subadviser believes are available at
                         market prices less than their value based on certain
                         recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, the Fund invests primarily in:

- Undervalued Securities. Securities trading at a discount to intrinsic value.

And, to a lesser extent, the Fund also invests in:

- Risk Arbitrage Securities. Securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the subadviser believes are inexpensive relative to an economically equivalent security of the same or another company.

- Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial realigning or bankruptcy.

In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Fund currently invests predominantly in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion and a portion of its assets may be invested in small-cap companies.

While the Fund generally purchases securities for investment purposes, the subadviser may seek to influence or control management, or invest in other companies to do so, when it believes the Fund may benefit.

The Fund expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the subadviser believes is either inexpensive relative to the price of the other security or otherwise undervalued, and sells short the security that the subadviser believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring or other corporate action or event.

The subadviser employs a research driven, fundamental value strategy for the Fund. In choosing equity investments, the subadviser focuses on the market price of a company's securities relative to the subadviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the subadviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The subadviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk (including value investing risk)

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    Issuer Risk

-    Liquidity Risk

-    Risk Arbitrage Securities and Distressed Companies

-    Small and Medium Size Companies Risk

PAST PERFORMANCE

Past performance is not provided since the Fund commenced operations in May
2007.

FUND CODES

CLASS 1   Ticker       [______]
          CUSIP        [______]
          SEC number   [______]

EMERGING MARKETS VALUE FUND

SUBADVISER: Dimensional Fund Advisors

INVESTMENT OBJECTIVE:    To seek long-term capital appreciation.

INVESTMENT STRATEGIES:   Under normal circumstances, the Fund will invest at
                         least 80% of its net assets (plus any borrowings for
                         investment purposes) in companies associated with
                         emerging markets designated from time to time by the
                         Investment Committee of the subadviser.

The Fund seeks long-term capital growth through investment primarily in emerging market equity securities. The Fund seeks to achieve its investment objective by investing in companies associated with emerging markets designated by the Investment Committee of the subadviser ("Approved Markets") from time to time. The Fund invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter markets. (See below for a definition of Approved Market securities.) These exchanges may be either within or outside the issuer's domicile country. The securities may be listed or traded in the form of EDRs, GDRs, ADRs, NVDRs or other types of depositary receipts.

The Fund seeks to achieve its objective by purchasing emerging market equity securities that are deemed by the subadviser to be value stocks at the time of purchase. Securities are considered value stocks primarily because they have a high book value in relation to their market value. In assessing value, the subadviser may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the subadviser uses for assessing value are subject to change from time to time.

The Fund's policy is to seek to achieve its investment objective by purchasing emerging market equity securities across all market capitalizations, and specifically those which are deemed by the subadviser to be value stocks at the time of purchase, as described in the paragraph above. The Fund may not invest in certain eligible companies or Approved Markets described above or achieve approximate market weights because of constraints imposed within Approved Markets, restrictions on purchases by foreigners and the Fund's policy to invest no more than 25% of its total assets in any one industry.

In determining what countries are eligible markets for the Fund, the subadviser may consider various factors, including without limitation, the data, analysis and classification of countries published or disseminated by the World Bank, the International Finance Corporation, FTSE International, Morgan Stanley Capital International, Citigroup and the Heritage Foundation. Approved emerging markets may not include all emerging markets classified by such entities. In determining whether to approve markets for investment, the subadviser takes into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Fund and other affiliated funds.

The Fund may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Fund may enter into futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States.

The Fund's policy of seeking broad market diversification means the subadviser will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

Changes in the composition and relative ranking (in terms of book to market ratio) of the stocks which are eligible for purchase by the Fund take place with every trade when the securities markets are open for trading due primarily to price fluctuations of such securities. On a periodic basis, the subadviser will prepare lists of eligible value stocks that are eligible for investment. Such lists will be revised no less than semi-annually.

The Fund does not seek current income as an investment objective, and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Fund do pay dividends. It is anticipated, therefore, that the Fund will receive dividend income.

APPROVED MARKETS

As of the date of this Prospectus, the Fund is authorized to invest in the countries listed below. The subadviser will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country's markets. The Investment Committee of the subadviser also may authorize other countries for investment in the future, in addition to the countries listed below. Also, the Fund may continue to hold investments in countries that are not currently authorized for investment, but had been authorized for investment in the past.

Brazil
Chile
Czech Republic
Hungary
India
Indonesia
Israel
Malaysia
Mexico
Philippines
Poland
South Africa
South Korea
Taiwan
Thailand
Turkey

APPROVED MARKET SECURITIES

"Approved Market securities" are defined as securities that are associated with an Approved Market, and include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an Approved Market; (b) securities for which the principal trading market is in an Approved Market; (c) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country; (d) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Approved Markets or have at least 50% of their assets in Approved Markets; (f) Approved Market equity securities in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in Approved Markets securities or derivative instruments that derive their value from Approved Market securities; or (h) securities included in the Fund's benchmark index. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The subadviser, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets. For example, the subadviser may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Market securities.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

-    ETFs Risk

-    Foreign Securities Risk

-    Investment Company Securities Risk

-    Issuer Risk

-    Small and Medium Size Companies Risk

PAST PERFORMANCE

Past performance is not provided since the Fund commenced operations in May
2007.

FUND CODES

CLASS 1   Ticker       [______]
          CUSIP        [______]
          SEC number   [______]

                                FIXED INCOME FUND

INCOME FUND

SUBADVISER: Franklin Advisers, Inc.

INVESTMENT OBJECTIVE:    To seek to maximize income while maintaining prospects
                         for capital appreciation.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests in a
                         diversified portfolio of debt securities, such as
                         bonds, notes and debentures, and equity securities,
                         such as common stocks, preferred stocks and convertible
                         securities.

The Fund seeks income by selecting investments such as corporate and foreign debt securities and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The subadviser searches for undervalued or out-of-favor securities it believes offer opportunities for current income and significant future growth. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by the rating agencies. In its analysis, the subadviser considers a variety of factors, including:

-    the experience and managerial strength of the company;

-    responsiveness to changes in interest rates and business conditions;

-    debt maturity schedules and borrowing requirements;

- the company's changing financial condition and market recognition of the change; and

- a security's relative value based on such factors as anticipated cash flow, interest and dividend coverage, asset coverage and earnings prospects.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade (sometimes referred to as "junk bonds"), but is not currently expected to invest more than 50% of its total assets in such securities. Securities rated in the top four rating categories by independent rating organizations such as Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") are considered investment grade. Below investment grade securities, such as those rated BB or lower by S&P, or Ba or lower by Moody's, or unrated, but deemed by the subadviser to be of comparable quality, generally pay higher yields but involve greater risks than investment grade securities.

The Fund may invest up to 25% of its total assets in foreign securities, foreign securities that are traded in the U.S. or ADR's.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Active Management Risk

-    Credit and Counterparty Risk

-    Derivatives Risk

-    Equity Securities Risk

- Fixed Income Securities Risk (including interest rate and lower rated fixed income securities risk)

-    Foreign Securities Risk

-    Issuer Risk

-    Liquidity Risk

PAST PERFORMANCE

Past performance is not provided since the Fund commenced operations in May
2007.

FUND CODES

CLASS 1   Ticker       [______]
          CUSIP        [______]
          SEC number   [______]

                          ADDITIONAL INFORMATION ABOUT

                    THE FUNDS' RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

The Funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

CREDIT AND COUNTERPARTY RISK

Credit and counterparty risk is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVE RISK

See "Hedging and Other Strategic Transactions" below.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will under perform value stocks.

EXCHANGE TRADED FUNDS (ETFS) RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment Grade Fixed Income Securities in the Lowest Rating Category. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's), commonly known as "junk" bonds. The principal risks of investing in these securities are as follows:

- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

- Additional Risks Regarding Lower Rated Corporate Fixed Income Securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

- Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

The principal risks of investing in foreign securities are set forth below.

- Emerging Markets Risk. Many of the risks noted below are greater in the case of investments in emerging markets countries.

- Foreign Currency Risk. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

- Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

- Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INITIAL PUBLIC OFFERINGS (IPOS) RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

INVESTMENT COMPANY SECURITIES RISK

Each Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors -- Fund of Funds Risk" in the SAI for further information regarding investments in other investments companies.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in risk arbitrage securities may not be completed on the terms contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

SMALL AND MEDIUM SIZE COMPANIES RISK

Small or Unseasoned Companies:

- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES

Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

INVESTMENT GRADE DEBT SECURITIES

Investment grade debt securities are securities of an issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. (or, if unrated, of comparable quality as determined by the subadviser).

FOREIGN REPURCHASE AGREEMENTS

A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

The Funds are authorized to use a variety of hedging or other strategic investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used are described below:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures),

-    interest rate transactions*,

-    currency transactions**,

- swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

-    structured notes, including hybrid or "index" securities.

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in this prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

ILLIQUID SECURITIES

Each Fund is precluded from investing in excess of 15% of its respective net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

The Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. The Funds bear the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

LENDING OF FUND SECURITIES

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

LOAN PARTICIPATIONS

The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV per share, the Funds will cover the transaction as described above.

SHORT SALES

The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

WARRANTS

The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. These terms mean that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Fund will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

                                  YOUR ACCOUNT

CLASS 1 SHARES

The Class 1 shares of the Funds are sold without any front-end or deferred sales charges. The share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

DISTRIBUTION AND SERVICE (12B-1) FEES.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use a Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the Funds, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer may receive a percentage of these fees. In addition, the John Hancock Funds, LLC (the "Distributor") may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

TRANSACTION POLICIES

VALUATION OF SHARES. The NAV per share for the Funds and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Securities held by a Fund are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is calculating its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares") which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Money market instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

PURCHASE AND REDEMPTION PRICES. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS. The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING. The Funds are intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if a Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund's portfolio or otherwise not be in a Fund's best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY. The Funds, through their agents, undertakes to use its best efforts to exercise their right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a Fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a Fund will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK. To the extent that a Fund or its agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in Fund transactions. Increased Fund transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

- A Fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

- A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

- Any frequent trading strategies may interfere with efficient management of a Fund's portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of a Fund or paid in cash.

TAXABILITY OF TRANSACTIONS. Dividends received from a Fund whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Any time you redeem or exchange shares, it is considered a taxable event for you.

ACCOUNT STATEMENTS. The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS. The Funds' Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds' Form N-CSR and Form N-Q will contain the Funds' entire portfolio holdings as of the applicable calendar quarter end.

                                  FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Funds.

The Trustees have the power to change the respective investment goal of each of the Funds without shareholder approval.

The Trustees have the power to change the focus of the investment policy of each of the Funds that provides for the investment of a specified percentage of its assets in particular securities or geographic regions without shareholder approval. Particular Funds will provide written notice to shareholders at least 60 days prior to a change in their 80% investment policy, as required under the 1940 Act and disclosed in the SAI.

                                  SHAREHOLDERS

             DISTRIBUTION AND                                    FINANCIAL SERVICES FIRMS AND
           SHAREHOLDER SERVICES                                      THEIR REPRESENTATIVES

                                                   Advise current and prospective shareholders on their Fund
                                                               investments, often in the context
                                                                 of an overall financial plan.

           PRINCIPAL DISTRIBUTOR                                        TRANSFER AGENT

          JOHN HANCOCK FUNDS, LLC                                   JOHN HANCOCK SIGNATURE
                                                                        SERVICES, INC.
                                                                       John Hancock way
                                                                          Suite 1000
                                                                     Boston, MA 02217-1000

 Markets the Funds and distributes shares
through selling brokers, financial planners        Handles shareholder services, including recordkeeping and
   and other financial representatives.           statements, distribution of dividends and processing of buy and sell requests.

            INVESTMENT ADVISER                                             CUSTODIAN

          JOHN HANCOCK INVESTMENT                              STATE STREET BANK & TRUST COMPANY
         MANAGEMENT SERVICES, LLC                                    2 AVENUE DE LAFAYETTE
            601 CONGRESS STREET                                        BOSTON, MA 02111
           BOSTON, MA 02210-2805
                                              Holds the Funds' assets, settles all portfolio trades and collects
 Manages the Funds business and investment      most of the valuation data required for calculating each Fund's
                activities.                                                  NAV.

                SUBADVISER

Provides portfolio management to the Funds

                                    TRUSTEES
                         Oversee the Funds' activities.

MANAGEMENT FEES. As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund include the net assets of the Fund and the net assets of one or more other John

Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees' approving the investment advisory and subadvisory contracts of the Funds is available in the Funds' annual report to shareholders for the period ended August 31, 2006.

SUBADVISER INFORMATION AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHF II. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such programs.

SUBADVISORY FEES. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a Fund is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

DIMENSIONAL FUND ADVISORS ("DIMENSIONAL")

Dimensional was organized in May 1981 as "Dimensional Fund Advisors, Inc.", a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

As the subadviser, Dimensional is responsible for the Fund's asset management. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Fund including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Fund.

FUND                             PORTFOLIO MANAGER
----                             -----------------
Emerging Markets Value........   Karen E. Umland

-    Karen E. Umland, Vice President; joined Dimensional in 1993.

FRANKLIN ADVISERS

Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                             PORTFOLIO MANAGERS
----                             ------------------
Income Fund...................   Edward D. Perks, CFA
                                 Charles B. Johnson

- Edward D. Perks is a senior vice president and director of Global Core/Hybrid Portfolio Management for Franklin Advisers. Mr. Perks is co-lead portfolio manager for the fund. Mr. Perks joined Franklin Templeton Investments in 1992.

- Charles B. Johnson is Chairman of Franklin Resources, Inc. He joined Franklin Templeton Investments in 1957.

FRANKLIN MUTUAL

Franklin Mutual is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Franklin Mutual is an indirect wholly owned subsidiary of Franklin Resources, Inc.

FUND                             PORTFOLIO MANAGER
----                             -----------------
Mutual Shares Fund............   Peter.Langerman
                                 F. David Segal, CFA
                                 Deborah A. Turner, CFA

- Peter Langerman is President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He has been co-portfolio manager of the fund since its inception. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.

- F. David Segal has been co-portfolio manager of the fund since its inception. Prior to joining Franklin Templeton Investments in 2002, he was an analyst in the Structured Finance Group of Metlife for the period 1999 - 2002.

- Deborah A. Turner has been the assistant portfolio manager of the fund since its inception. She has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.

WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON MANAGEMENT")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

FUND                             PORTFOLIO MANAGERS
----                             ------------------
Mid Cap Intersection Fund.....   Doris T. Dwyer
                                 David J. Elliott

- Doris T. Dwyer. Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Trust since its inception in May 2007. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

- David J. Elliott. Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Trust since its inception in May 2007. Mr. Elliott joined Wellington Management as an investment professional in 1995.

                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. As stated above, the advisory or management fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "Aggregate Net Assets" of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

EMERGING MARKETS VALUE FUND: 1.00% - first $100 million; 0.950% - excess over $100 million.

(Aggregate Net Assets include the net assets of the Emerging Markets Value Fund, a series of JHF II, and the Emerging Markets Value Trust, a series of John Hancock Trust)

INCOME FUND: 0.95% - first $50 million; 0.915% - between $50 million and $200 million; 0.825% - between $200 million and $500 million; 0.800% - excess over $500 million.

(Aggregate Net Assets include the net assets of the Income Fund, a series of JHF II, and the Income Trust, a series of John Hancock Trust)

MID CAP INTERSECTION FUND: 0.875% - first $500 million; 0.850% - excess over $500 million.

(Aggregate Net Assets include the net assets of the Mid Cap Intersection Fund, a series of JHF II, and the Mid Cap Intersection Trust, a series of John Hancock Trust)

MUTUAL SHARES FUND: 0.960% -- at all asset levels.

                              FOR MORE INFORMATION

 The following documents are available that offer further information on JHF II:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

The annual and semi-annual reports include financial statements. The annual report also includes a discussion of the market conditions and investment stratisies that significantly affected the funds' performance during their last fiscal year in addition to the auditors' report.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Funds. The Fund's SAI includes a summary of the Fund's policy regarding disclosure of portfolio holdings. The current annual report, when available, is included in the SAI. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES PLEASE CONTACT JOHN HANCOCK:

                         BY MAIL: John Hancock Funds II
                               601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                        ON THE INTERNET: www.jhfunds.com

 OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND
                                  FROM THE SEC:

                        BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-949-8090

                    BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

               ON THE EDGAR database on the INTERNET: www.sec.gov

                           1940 Act File No. 811-21779

                          [JOHN HANCOCK FUNDS II LOGO]

                              JOHN HANCOCK FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

                           EMERGING MARKETS VALUE FUND
                                   INCOME FUND
                            MID CAP INTERSECTION FUND
                               MUTUAL SHARES FUND

This Statement of Additional Information ("SAI") provides information about four separate series of John Hancock Funds II "JHF II"): the Emerging Markets Value Fund, Income Fund, Mid Cap Intersection Fund and Mutual Shares Fund (collectively, the "Four Funds"), which are underlying funds of JHF II, in addition to the information that is contained in the Four Funds' prospectus dated May 1, 2007. JHF II also consists of funds of funds (each referred to as a "Portfolio"), which may invest in the Four Funds and in a number of other affiliated underlying funds of JHF II and may also invest in other funds for which the JHF II's investment adviser or any of its affiliates serves as investment adviser (each referred to as a "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, JHF II's investment adviser ("Nonaffiliated Underlying Funds") (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Information about the Portfolios and Funds other than the Four Funds is included in separate prospectuses and statements of additional information.

This SAI is not a prospectus. It should be read in conjunction with the prospectus for the Four Funds. Copies of JHF II's prospectuses (collectively, the "Prospectus") can be obtained free of charge by contacting:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                        1-(800)-225-5291, www.jhfunds.com

                                TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK FUNDS II.....................................     3
INVESTMENT POLICIES.......................................................     3
RISK FACTORS..............................................................    20
HEDGING AND OTHER STRATEGIC TRANSACTIONS..................................    30
INVESTMENT RESTRICTIONS...................................................    40
PORTFOLIO TURNOVER........................................................    42
THOSE RESPONSIBLE FOR MANAGEMENT..........................................    43
SHAREHOLDERS OF JHF II....................................................    47
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES.....................    48
DISTRIBUTION AGREEMENTS...................................................    51
SALES COMPENSATION........................................................    52
NET ASSET VALUE...........................................................    54
ELIGIBLE INVESTORS FOR CLASS 1 AND CLASS NAV SHARES.......................    55
SPECIAL REDEMPTIONS.......................................................    56
ADDITIONAL SERVICES AND PROGRAMS..........................................    56
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...........................    57
DESCRIPTION OF FUND SHARES................................................    57
ADDITIONAL INFORMATION CONCERNING TAXES...................................    58
PORTFOLIO BROKERAGE.......................................................    61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    62
CUSTODY OF PORTFOLIO SECURITIES...........................................    63
CODES OF ETHICS...........................................................    63
APPENDIX A - DEBT SECURITY RATINGS........................................   A-1
APPENDIX B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS............   B-1
APPENDIX C - PORTFOLIO MANAGER INFORMATION................................   C-1
APPENDIX D - PROXY VOTING POLICIES AND PROCEDURES.........................   D-1

ORGANIZATION OF JOHN HANCOCK FUNDS II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds and Portfolios are a series of JHF II.

John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to JHF II and each of the Funds and Portfolios. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$370 billion (US$332 billion) as of June 30, 2006.

MFC trades as `MFC' on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under `0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund and Portfolio are described in the Prospectus. Unless otherwise indicated in the applicable Prospectus or SAI, the investment objective and policies of the Funds and Portfolios may be changed without shareholder approval. Each Fund and Portfolio may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectus or SAI.

APPROVED MARKETS

The Emerging Markets Value Trust's subadviser has an investment committee that designates emerging markets for the Fund to invest in companies that are associated with those markets ("Approved Markets"). Pending the investment of new capital in Approved Market securities, the Fund will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including, without limitation repurchase agreements) and money market mutual funds. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances. The Fund may also invest in exchange traded funds ("ETFs") and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the United States, while maintaining liquidity.

The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets it may be necessary or advisable for the Fund to establish a wholly-owned subsidiary or trust for the purpose of investing in the local markets.

Even though a company's stock may meet the applicable market capitalization criterion for the Fund's criterion for investment, it may not be included for one or more of a number of reasons. For example, in the subadviser's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the subdviser in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

MONEY MARKET INSTRUMENTS

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes.

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA OBLIGATIONS. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (the "GNMA") which guarantee is supported by the full faith and credit of the U.S. government.

U.S. AGENCY OBLIGATIONS. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

-    Student Loan Marketing Association;

-    Federal Home Loan Banks;

-    Federal Intermediate Credit Banks; and

-    Federal National Mortgage Association.

U.S. INSTRUMENTALITY OBLIGATIONS. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from Federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

MUNICIPAL NOTES. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.


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

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

CANADIAN GOVERNMENT OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

CANADIAN CROWN OBLIGATIONS. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

PROVINCIAL GOVERNMENT OBLIGATIONS. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities


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

include treasury bills, notes, bonds and debentures.

PROVINCIAL CROWN AGENCY OBLIGATIONS. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such


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

as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

CORPORATE OBLIGATIONS

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division;

or

- broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

FOREIGN REPURCHASE AGREEMENTS

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which certain Funds (as


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

indicated) and/or Portfolios, (except the Lifestyle Portfolios), may directly invest consistent with their investment objectives and policies.

WARRANTS

Each of the Fund (except the Money Market Fund) and Portfolios (except the Lifestyle Portfolios) may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

REVERSE REPURCHASE AGREEMENTS

Each Fund and/or Portfolio (excluding the Lifestyle Portfolios) may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

MORTGAGE SECURITIES

PREPAYMENT OF MORTGAGES. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or


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

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Federal Home Loan Mortgage Corporation, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES ("STRIPS"). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components


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

are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investments - Illiquid Securities."

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, is expected to contribute to a fund's relatively stable NAV.

Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

TYPES OF CREDIT SUPPORT. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities."

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus disclosure for a Fund/Portfolio, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit


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

enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A Fund or Portfolio investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies."

TYPES OF CREDIT SUPPORT. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not


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

registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds and/or Portfolios (excluding Lifestyle Portfolios) may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The Funds and Portfolios (excluding Lifestyle Portfolios) also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

ISSUERS OF ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies."

TAX CONSIDERATIONS. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The fund may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

BRADY BONDS

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate which increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invest are likely to be acquired at a discount.

SOVEREIGN DEBT OBLIGATIONS

A fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

INDEXED SECURITIES

A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

CHARACTERISTICS OF HYBRID INSTRUMENTS. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

- prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or

- an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

USES OF HYBRID INSTRUMENTS. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

RISKS OF INVESTING IN HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" for a description of certain risks associated with investments in futures, options, and forward contracts.

VOLATILITY. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

LEVERAGE RISK. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

LIQUIDITY RISK. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

LACK OF U.S. REGULATION. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRS, EDRS, GDRS AND IDRS

A fund may invest in American Depository Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts ("ADRs," "EDRs," "GDRs," and "IDRs," respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, and IDRs. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

VARIABLE AND FLOATING RATE OBLIGATIONS

A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

EXCHANGE TRADED FUNDS ("ETFS")

A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

LENDING SECURITIES

A fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such fund's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

A fund anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) a fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

MORTGAGE DOLLAR ROLLS

A fund (except the Money Market Fund and Lifestyle Portfolios) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV per share.

ILLIQUID SECURITIES

No fund (except the Money Market Fund), may invest more than 15% (10% for Money Market Fund) of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Fund may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to, (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

SHORT SALES

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund or Portfolio may be required to pay in connection with a short sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES

A fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by Federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by Federal securities laws.

LOAN PARTICIPATIONS AND ASSIGNMENTS

A fund may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P's Depository Receipts (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

FIXED INCOME SECURITIES

A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's Division of The McGraw Hill Companies, Inc. ("S&P"). Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

MARKET CAPITALIZATION WEIGHTED APPROACH

A fund's structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the Fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management), (ii) treasury shares, or
(iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, by owning shares of the Underlying Funds, each Portfolio indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED-INCOME SECURITIES

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

INTEREST RATE RISK. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

CREDIT QUALITY RISK. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

PRICE VOLATILITY. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

LIQUIDITY. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED-INCOME SECURITIES. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED-INCOME SECURITIES. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

SURVIVAL OF SMALL OR UNSEASONED COMPANIES. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

CHANGES IN EARNINGS AND BUSINESS PROSPECTS. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

LIQUIDITY. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

IMPACT OF BUYING OR SELLING SHARES. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

PUBLICLY AVAILABLE INFORMATION. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

MEDIUM SIZE COMPANIES. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

CURRENCY FLUCTUATIONS. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

POLITICAL AND ECONOMIC CONDITIONS. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

REMOVAL OF PROCEEDS OF INVESTMENTS FROM A FOREIGN COUNTRY. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

NATIONALIZATION OF ASSETS. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

SETTLEMENT OF SALES. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

INVESTOR PROTECTION STANDARDS. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

FUND OF FUNDS RISK FACTORS

Each Portfolio is a fund of funds and may invest in shares of the Underlying Funds. The following discussion provides information on the risks of investing in a Portfolio.

As permitted by Section 12 of the 1940 Act, the Portfolios invest in Underlying Funds and may reallocate or rebalance assets among the Underlying Funds.

From time to time, one or more of the Underlying Funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a Portfolio ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global U.S.A."). Shareholders should note that Rebalancings may affect the Underlying Funds. The Underlying Funds subject to redemptions by a Portfolio may find it necessary to sell securities; and the Underlying Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Underlying Fund. Rebalancings could affect the Underlying Funds which could adversely affect their performance and, therefore, the performance of the Portfolios.

Both the Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each Portfolio. However, there is no guarantee that the Adviser and MFC Global U.S.A. will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Funds:

1. The Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Funds.

3. When a Portfolio owns a substantial portion of an Underlying Fund, a large redemption by the Portfolio could cause that Underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the Underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both the Portfolios and the Funds are managed by the Adviser. MFC Global U.S.A., which is an affiliate of the Adviser, is the subadviser to each Portfolio and to certain of the Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Portfolios and the Funds and MFC Global U.S.A. has the responsibility to manage both the Portfolios and certain of the Funds. The Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of each Portfolio.

With respect to Rebalancings, shareholders should also note that MFC Global U.S.A. as the subadviser to both the Portfolios and certain of the Funds, may appear to have incentive to allocate more Portfolio assets to those Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all Underlying Funds although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global U.S.A. The Adviser will monitor MFC Global U.S.A.'s allocation of Portfolio assets to the Funds to attempt to ensure that assets are not allocated to other MFC Global U.S.A. subadvised portfolios unless it is in the best interest of the Portfolio to do so. In addition, prior to appointing MFC Global U.S.A. as subadviser to a Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global U.S.A. as one of its factors in approving such appointment.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-    declines in the value of real estate;

-    risks related to general and local economic conditions;

-    possible lack of availability of mortgage funds;

-    overbuilding;

-    extended vacancies of properties;

-    increased competition;

-    increases in property taxes and operating expenses;

-    change in zoning laws;

-    losses due to costs resulting from the clean-up of environmental problems;

- liability to third parties for damages resulting from environmental problems;

-    casualty or condemnation losses;

-    limitations on rents;

-    changes in neighborhood values and the appeal of properties to tenants; and

-    changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts ("REITs") including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

INDUSTRY OR SECTOR INVESTING

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

INTERNET-RELATED INVESTMENTS. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

FINANCIAL SERVICES INDUSTRY. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

BANKING. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

INSURANCE. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.


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

OTHER FINANCIAL SERVICES COMPANIES. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

TELECOMMUNICATIONS. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both Federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

UTILITIES. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

HEALTH SCIENCES. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

INITIAL PUBLIC OFFERINGS ("IPOS")

A fund may invest a portion of their assets in shares of IPOs, consistent with their investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. GOVERNMENT SECURITIES

A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage


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

Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Fannie Mae, the FHLBs and the Freddie Mac.

HIGH YIELD (HIGH RISK) SECURITIES

GENERAL. A fund may invest in high yield (high risk) securities, consistent with their investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

INTEREST RATE RISK. To the extent a fund invests primarily in fixed-income securities, the NAV of the fund's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

LIQUIDITY. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

Less liquid secondary markets may also affect a fund's ability to sell securities at their fair value. A fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose Funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly


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

influenced by:

-    the obligor's balance of payments, including export performance;

-    the obligor's access to international credits and investments;

-    fluctuations in interest rates; and

-    the extent of the obligor's foreign reserves.

OBLIGOR'S BALANCE OF PAYMENTS. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

OBLIGOR'S ACCESS TO INTERNATIONAL CREDITS AND INVESTMENTS. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

OBLIGOR'S FLUCTUATIONS IN INTEREST RATES. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

OBLIGOR'S FOREIGN RESERVES. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

THE CONSEQUENCES OF A DEFAULT. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

- reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

-    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES IN THE LOWEST RATING CATEGORIES. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated Caa or lower by Moody's or CCC or lower by S&P. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing;

-    current identifiable vulnerability to default;

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with their investment objectives and policies, are described below:

- exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures);

-    interest rate transactions*;

-    currency transactions**;

- swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-    structured notes, including hybrid or "index" securities.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

-    to protect a fund's unrealized gains in the value of its securities;

-    to facilitate the sale of a fund's securities for investment purposes;

-    to manage the effective maturity or duration of a fund's securities;

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

PUT OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

RISK OF SELLING PUT OPTIONS. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

CALL OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

PARTIAL HEDGE OR INCOME TO THE FUND. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

COVERING OF OPTIONS. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

RISK OF SELLING CALL OPTIONS. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

EXCHANGE-LISTED OPTIONS. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-    insufficient trading interest in certain options;

-    restrictions on transactions imposed by an exchange;

- trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-    interruption of the normal operations of the OCC or an exchange;

- inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

- a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC OPTIONS. OCT options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

TYPES OF OPTIONS THAT MAY BE PURCHASED. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

-    as a hedge against anticipated interest rate, currency or market changes;

-    for duration management;

-    for risk management purposes; and

-    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle", such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

USE WILL BE CONSISTENT WITH APPLICABLE REGULATORY REQUIREMENTS. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

MARGIN. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances).


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

Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

SETTLEMENT. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

VALUE OF FUTURES CONTRACTS SOLD BY A FUND. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.

STOCK INDEX FUTURES

DEFINITION. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

USES OF INDEX FUTURES. Below are some examples of how Index Futures may be used:

- In connection with a fund's investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

- A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

- Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a fund.

- A fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the funds will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

DESCRIPTION OF OPTIONS ON FINANCIAL INDICES. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

A fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be "covered." A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amounts of the fund's liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-    forward currency contracts;

-    exchange-listed currency futures contracts and options thereon;

-    exchange-listed and OTC options on currencies; and

-    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements". A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a


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

segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

TRANSACTION HEDGING. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

POSITION HEDGING. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

CROSS HEDGING. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other Fund transactions, as discussed below under "Risk Factors." If a Fund or Portfolio enters into a currency hedging transaction, the Fund or Portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS


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

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The fund may also enter into options on swap agreements ("Swap Options").

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund's investment objectives and general investment polices, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may also enter into Swap Options. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis". Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a fund's investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund's total assets.

A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

Whether a fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


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

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and Other Strategic Transactions have special risks associated with them, including:

-    possible default by the counterparty to the transaction;

-    markets for the securities used in these transactions could be illiquid;
     and

- to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

OPTIONS AND FUTURES TRANSACTIONS. Options transactions are subject to the following additional risks:

- option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

- options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

- The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

- Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.


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

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

CURRENCY HEDGING. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

- Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

- Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a fund's losses could be greater than if the proxy hedging were not used.

- Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

- foreign governmental actions affecting foreign securities, currencies or other instruments;

- less stringent regulation of these transactions in many countries as compared to the United States;

- the lack of clearing mechanisms and related guarantees in some countries for these transactions;

- more limited availability of data on which to make trading decisions than in the United States;

- delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

- the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

CALL OPTIONS. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

PUT OPTIONS. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC OPTIONS. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

CURRENCY CONTRACTS. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

SWAPS. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

CAPS, FLOORS AND COLLARS. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHF II is subject in implementing the investment policies of


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

the Funds and Portfolios: (a) fundamental and (b) nonfundamental. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees of a Fund and Portfolios without shareholder approval.

When submitting an investment restriction change to the holders of the Fund or Portfolio's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Fund or Portfolio if a majority of the outstanding voting securities of the Fund or Portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or Portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the JHF II.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

FUNDAMENTAL

A Fund or Portfolio may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Fund or Portfolio is specifically excepted by the terms of a restriction, each Fund or Portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations. (The Funds and Portfolios have determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. banks and savings and loan associations.)

- For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund or Portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund or Portfolio, except that up to 25% of the value of each Fund or Portfolio's total assets may be invested without regard to these restrictions.

(3) Borrow money, except that each Fund or Portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund or Portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings), and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund or Portfolio may be considered an underwriter under the 1933 Act in selling Fund or Portfolio securities.

(5) Purchase or sell real estate, except that each Fund or Portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds or Portfolios may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each Fund or Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each Fund or Portfolio may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the Fund or Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions and hedging and other strategic transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions, and hedging and other strategic transactions will not be deemed to involve loans of securities.

NON-FUNDAMENTAL

Unless a Fund or Portfolio is specifically excepted by the terms of a restriction, each Fund or Portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 10% of the value of the fund's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY ON 60 DAYS' NOTICE TO SHAREHOLDERS

In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for the fund named below is subject to change only upon 60 days' prior notice to shareholders; refer to the prospectus "Investment Strategies": Emerging Markets Value Fund.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF II, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Funds or Portfolios (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and Portfolios and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the funds, John Hancock Funds, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations. Each Trustee oversees all Funds and Portfolios of JHF II, and some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2006, the John Hancock fund complex consisted of 262 funds (including separate series of series mutual funds): JHF II (97 funds), John Hancock Funds III (10 funds); John Hancock Trust (102 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex").

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF FUNDS
NAME, ADDRESS            POSITION(S) HELD          PRINCIPAL OCCUPATION(S) AND OTHER            IN FUND COMPLEX
AND BIRTH YEAR             WITH FUND (1)           DIRECTORSHIPS DURING PAST 5 YEARS          OVERSEEN BY TRUSTEE
--------------           ----------------   -----------------------------------------------   -------------------
Charles L. Bardelis      Trustee            President and Executive Officer, Island                   209
601 Congress Street      (since 2005)       Commuter Corp. (Marine Transport).
Boston, MA 02210
Born: 1941                                  Trustee of John Hancock Trust (since 1988).

Peter S. Burgess         Trustee (since     Consultant (financial, accounting and auditing            209
601 Congress Street      2005)              matters (since 1999); Certified Public
Boston, MA 02210                            Accountant; Partner, Arthur Andersen (prior to
Born: 1942                                  1999).

                                            Director of the following publicly traded
                                            companies: PMA Capital Corporation (since 2004)
                                            and Lincoln Educational Services Corporation
                                            (since 2004).

                                            Trustee of John Hancock Trust (since 2005).

Elizabeth G. Cook        Trustee            Expressive Arts Therapist, Massachusetts                  209
601 Congress Street      (since 2005)       General Hospital (September 2001 to present);
Boston, MA 02210                            Expressive Arts Therapist, Dana Farber Cancer
Born: 1937                                  Institute (September 2000 to January 2004);
                                            President, The Advertising Club of Greater
                                            Boston.

                                            Trustee of John Hancock Trust (since 2005).

Hassell H. McClellan     Trustee            Associate Professor, The Wallace E. Carroll               209
601 Congress Street      (since 2005)       School of Management, Boston College.
Boston, MA 02210
Born: 1945                                  Trustee of John Hancock Trust (since 2005).

James. M. Oates          Trustee            Managing Director, Wydown Group (financial                209
601 Congress Street,     (since 2005)       consulting firm)(since 1994); Chairman,
Boston, MA 02210-2801                       Emerson Investment Management, Inc. (since
Born: 1946                                  2000); Chairman, Hudson Castle Group, Inc.
                                            (formerly IBEX Capital Markets, Inc.)
                                            (financial services company) (since 1997).
                                            Director of the following publicly traded

                                            companies: Stifel Financial (since 1996);
                                            Investor Financial Services Corporation (since
                                            1995); and Connecticut River Bancorp, Director
                                            (since 1998). Director, Phoenix Mutual Funds
                                            (since 1988; overseeing 20 portfolios).

                                            Trustee of John Hancock Trust (since 2004).

(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

JHF II from time to time changes subadvisers or engages new subadvisers to the portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During 2005 and 2006, the following disinterested Trustee (or one of his immediate family members) owned shares (the value of which exceeded $120,000) of a subadviser (or their controlling parent company). Prior to joining the Board in June 2005, Peter S. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess).

INTERESTED TRUSTEE

                                                                                                NUMBER OF FUNDS
NAME, ADDRESS            POSITION(S) HELD          PRINCIPAL OCCUPATION(S) AND OTHER            IN FUND COMPLEX
AND BIRTH YEAR             WITH FUND(2)            DIRECTORSHIPS DURING PAST 5 YEARS          OVERSEEN BY TRUSTEE
--------------           ----------------   -----------------------------------------------   -------------------
James R. Boyle (1)       Trustee            President, John Hancock Annuities; Executive              262
601 Congress Street      (since 2005)       Vice President, John Hancock Life Insurance
Boston, MA 02210                            Company (since June, 2004); President U.S.
Born: 1959                                  Annuities; Senior Vice President, The
                                            Manufacturers Life Insurance Company (U.S.A)
                                            (prior to 2004).

(1) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with MFC (or its affiliates), the ultimate controlling parent of the Adviser.

(2) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                NUMBER OF FUNDS
NAME, ADDRESS            POSITION(S) HELD          PRINCIPAL OCCUPATION(S) AND OTHER            IN FUND COMPLEX
AND BIRTH YEAR             WITH FUND(2)            DIRECTORSHIPS DURING PAST 5 YEARS          OVERSEEN BY TRUSTEE
--------------           ----------------   -----------------------------------------------   -------------------
Keith Hartstein (1)      President          Senior Vice President, Manulife Financial                 N/A
601 Congress Street      (since 2005)       Corporation (since 2004); Director, President
Boston, MA 02210                            and Chief Executive Officer, the Adviser, The
Born: 1956                                  Berkeley Group, John Hancock Funds, LLC (since
                                            2005); Director, MFC Global Investment
                                            Management (U.S.), LLC ("MFC Global (U.S.)")
                                            (since 2005); Director, John Hancock Signature
                                            Services, Inc. (since 2005); President and
                                            Chief Executive Officer, John Hancock
                                            Investment Management Services, LLC (since
                                            2006); President and Chief Executive Officer,
                                            John Hancock Funds II, John Hancock Funds III,
                                            and John Hancock Trust; Director, Chairman and
                                            President, NM Capital Management, Inc. (since
                                            2005); Chairman,

                                            Investment Company Institute Sales Force
                                            Marketing Committee (since 2003); Director,
                                            President and Chief Executive Officer, MFC
                                            Global (U.S.) (2005-2006); Executive Vice
                                            President, John Hancock Funds, LLC (until 2005).

John Vrysen (1)          Chief Financial    Executive Vice President and Chief Financial              N/A
601 Congress Street      Officer            Officer, John Hancock Funds, LLC, July 2005 to
Boston, MA 02210         (since 2005)       present; Senior Vice President and General
Born: 1955                                  Manager, Fixed Annuities, John Hancock
                                            Financial Services, September 2004 to July
                                            2005; Executive Vice President, Operations,
                                            Manulife Wood Logan, July 2000 to September
                                            2004.

Francis V. Knox, Jr.(1)  Chief Compliance   Vice President and Chief Compliance Officer,              N/A
601 Congress Street      Officer            John Hancock Investment Management Services,
Boston, MA 02210         (Since 2005)       LLC, the Adviser and MFC Global (U.S.) (since
Born: 1947                                  2005); Chief Compliance Officer, John Hancock
                                            Funds, John Hancock Funds II, John Hancock
                                            Funds III and John Hancock Trust (since 2005);
                                            Vice President and Assistant Treasurer,
                                            Fidelity Group of Funds (until 2004); Vice
                                            President and Ethics & Compliance Officer,
                                            Fidelity Investments (until 2001).

Gordon Shone (1)         Treasurer          Treasurer, John Hancock Funds (since 2006);               N/A
601 Congress Street      (Since 2005)       John Hancock Funds II, John Hancock Funds III
Boston, MA 02210                            and John Hancock Trust (since 2005); Vice
Born: 1956                                  President and Chief Financial Officer, John
                                            Hancock Trust (2003-2005); Senior Vice
                                            President, John Hancock Life Insurance Company
                                            (U.S.A.) (since 2001); Vice President, John
                                            Hancock Investment Management Services, Inc.
                                            and John Hancock Advisers, LLC (since 2006),
                                            The Manufacturers Life Insurance Company
                                            (U.S.A.) (1998 to 2000).

Thomas M. Kinzler (1)    Secretary          Vice President and Counsel for John Hancock               N/A
601 Congress Street      and Chief          Life Insurance Company (U.S.A.) (since 2006);
Boston, MA 02110         Legal Officer      Secretary and Chief Legal Officer, John Hancock
Born: 1955               (since 2006)       Funds, John Hancock Funds II, John Hancock
                                            Funds III and John Hancock Trust (since 2006);
                                            Vice President and Associate General Counsel
                                            for Massachusetts Mutual Life Insurance Company
                                            (1999-2006); Secretary and Chief Legal Counsel
                                            for MML Series Investment Fund (2000-2006);
                                            Secretary and Chief Legal Counsel for
                                            MassMutual Institutional Funds (2000-2004);
                                            Secretary and Chief Legal Counsel for
                                            MassMutual Select Funds and MassMutual Premier
                                            Funds (2004-2006).

(1)  Affiliated with the Adviser.

(2) Officers of the Trustee are elected on an annual basis by the Board of Trustees.

BOARD COMMITTEES

At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Oates); (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Ms. Cook and Mr. McClellan) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of Independent Trustees (with the interested Trustees and the President of JHF II serving as ex-officio members in certain cases). For the fiscal year ended August 31, 2006, the Audit Committee, Compliance Committee and each of the Investment Committees held six (6) meetings; the Nominating Committee held one (1) meeting.

AUDIT COMMITTEE. The Audit Committee reviews the internal and external accounting and auditing procedures of JHF II and, among other things, considers the selection of independent accountants for JHF II, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on the independent accountants' independence.

NOMINATING COMMITTEE. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by JHF II shareholders or group annuity contract owners investing in JHF II through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the Secretary of JHF II at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds and Portfolios, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

COMPLIANCE COMMITTEE. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHF II, including the annual report of the Chief Compliance Officer of JHF II regarding its compliance program, matters relating to the pricing of the Funds and Portfolios, the Codes of Ethics of JHF II, the Adviser, the subadviser and regulatory changes.

INVESTMENT COMMITTEES. Each of the Investment Committee's subcommittees reviews investment performance and other matters relating to a particular group of Funds and Portfolios and the subadvisers to those Funds and Portfolios

COMPENSATION OF TRUSTEES AND OFFICERS

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Each Trustee is paid a $7,500 quarterly retainer, plus $4,000 for attendance at each quarterly meeting. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Board chairman receives a $10,000 annual retainer. JHF II does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the officers listed above, the President is furnished to JHF II pursuant to the Advisory Agreement described below and receives no compensation from JHF II. The other named officers receive compensation from JHF II, but none is expected to receive compensation from JHF II for the current fiscal year in excess of $60,000. The officers of JHF II may spend only a portion of their time on the affairs of JHF II.

                             COMPENSATION TABLE (1)

                                                  TOTAL COMPENSATION FROM
                                                           JHF II
                       TOTAL COMPENSATION FROM   AND THE JOHN HANCOCK FUND
NAME OF TRUSTEE                 JHF II                  COMPLEX (2)
---------------        -----------------------   -------------------------
INDEPENDENT TRUSTEES
Charles L. Bardelis            $45,000                    $147,600
Peter S. Burgess               $45,000                    $147,600
Elizabeth Cook                 $45,000                    $147,600
Hassell H. McClellan           $45,000                    $147,600
James M. Oates                 $53,334                    $193,434

INTERESTED TRUSTEE
James R. Boyle                 $     0                    $      0

(1) Compensation received for services as a Trustee. JHF II does not have a pension or retirement plan for any of its Trustees or officers. In addition, JHF II does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the Funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex, which includes three other investment companies, to the Independent
     Trustees is for the fiscal year ended August 31, 2006.

TRUSTEE OWNERSHIP OF SHARES OF THE FUNDS

The Four Funds commenced operations on ____________, 2007 and none of the Trustees of JHF II beneficially owned any shares of the Four Funds as of that date. The following table provides a dollar range indicating each Trutee's aggregate beneficial ownership of shares of all funds in the John Hancock fund complex overseen by the Trustees as of _________________________.

                                                    AGGREGATE DOLLAR RANGE
                                                   OF EQUITY SECURITIES IN
                                                  ALL REGISTERED & INVESTMENT
                        DOLLAR RANGE OF             COMPANIES OVERSEAS BY
                       EQUITY SECURITIES             TRUSTEE IN FAMILY OF
NAME OF TRUSTEE           IN THE FUND                INVESTMENT COMPANIES
---------------        -----------------         ----------------------------


Ownership Range:

     A $1-$10,000
     B $10,001-$150,000
     C $50,001-$100,000
     D Over $100,001

* Information about Board approval of the Advisory and subadvisory agreements is available in the Annual/semi-annual reports.

SHAREHOLDERS OF JHF II

As of _______________, 2007, all the Class 1 shares were held by John Hancock Life Insurance Company (U.S.A.) (JHLICO U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. All the Class NAV shares are held by the five Lifestyle Portfolios, the ten Lifecycle Portfolios and the one Absolute Return Portfolio.

JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of ________________, 2007, the Trustees and officers of Four Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each such fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each Fund and Portfolio's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds and Portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the Funds and Portfolios, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds and Portfolios); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

ADVISER COMPENSATION. As compensation for its services, the Adviser receives a fee from the Funds and Portfolios, computed separately for each. The fee for each Fund and Portfolio is stated as an annual percentage of the current value of the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund and Portfolio include the net assets of the Fund and in most cases the net assets of one or more other Funds (or portions thereof), but in each case only for the period during which the subadviser to the Fund also serves as the subadviser to the other Fund(s) (or portions thereof). The fee for each Fund or Portfolio is based on the applicable annual rate for it which for each day is equal to (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each Fund or Portfolio is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund or Portfolio. The management fees each Fund and Portfolio currently is obligated to pay the Adviser are as set forth in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

For the fiscal year ended August 31, 2006, the aggregate investment advisory fee paid by JHF II under the fee schedule then in effect, absent the expense limitation provision, was $125,428,606, and was allocated among the Funds and Portfolios as follows:

THE SUBADVISORY AGREEMENTS

DUTIES OF THE SUBADVISERS. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited ("WAMCL") and the Deutsche Subadvisory Consulting Agreement, the subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of JHF II's Board of Trustees and the Adviser. (In the case of the WAMCL sub-subadvisory agreement and the Deutsche Subadvisory Consulting Agreement and the MFC Global (U.S.) sub-subadvisory agreement, the activities of the subadviser are also subject to the supervision of Western Asset Management Company and MFC Global U.S.A.. The subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Portfolios, Deutsche Investment Management Americas Inc. ("DeAM") does not purchase and sell securities but rather provides information and services to MFC Global U.S.A. to assist MFC Global U.S.A. in this process as noted below). Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

SUBADVISORY FEES. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each Fund. In respect of the sub-subadvisory agreements and the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the consulting services as described below.

DEAM SUBADVISORY CONSULTING AGREEMENT FOR THE PORTFOLIOS. The Prospectuses refer to a subadvisory consulting agreement between MFC Global U.S.A. and DeAM for the provision of subadvisory consulting services to MFC Global U.S.A. in regards to the Portfolios. A portion of the subadvisory fee paid to MFC Global U.S.A. by the Adviser is paid by MFC Global U.S.A. to DeAM. The Portfolios do not incur any expenses in connection with DeAM's services other than the advisory fee.

The information and services DeAM provides to MFC Global U.S.A. pursuant to the Subadvisory Consulting Agreement for the Portfolios are as follows:

DeAM will provide MFC Global U.S.A. the following information and services as may be requested by MFC Global U.S.A. from time to time:

- calculate the probability that the subadvisers to the non-Portfolios outperform their performance benchmarks;

- perform statistical performance analysis of historical manager returns for managers that MFC Global U.S.A. would like to include in its potential line up on a quarterly basis;

- using DeAM's proprietary optimization technology, DeAM will seek to optimize the Portfolios investments consistent with the performance objective specified by the subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Portfolio, and any constraints that MFC


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

     Global U.S.A. may specify on allocations to non-Portfolios) on a quarterly basis; and

- consult with MFC Global U.S.A. to explain proposed allocations on a quarterly basis and review past performance of the Portfolios provided that DeAM is given information on the performance of these Portfolios and the actual allocations implemented.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

TERM OF EACH SUBADVISORY AGREEMENT. Each Subadvisory Agreement will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all of the Funds of JHF II.

FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

TERMINATION OF THE AGREEMENTS. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant Fund. The following parties may terminate the agreements:

-    the Board of Trustees of a Fund;

- with respect to any Fund, a majority of the outstanding voting securities of such Fund;

-    the Adviser; and

-    the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

AMENDMENTS TO THE AGREEMENTS. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable Fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of JHF II.

As noted under "Subadvisory Arrangements" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements of the Funds and Portfolios is available in the annual report to shareholders for the period ended August 31, 2006 and in the semi-annual report to shareholders for the period ended February 28, 2007.

OTHER SERVICES

PROXY VOTING. Each Fund's proxy voting policies and procedures (the "JHF II's Procedures") delegate to the subadviser of each Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with


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

the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. Complete descriptions of the JHF II's Procedures and the proxy voting procedures of each of the subadvisers are set forth in Appendix D to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHF II's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a)  voting pursuant to the recommendation of a third party voting service;

(b)  voting pursuant to pre-determined voting guidelines; or

(c)  referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix D. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although the subadvisers have a duty to vote all proxies on behalf of the Fund it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Fund to vote the proxies. The subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, at www.jhfunds.com or upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC's Web site at www.sec.gov.

DISTRIBUTION AGREEMENTS

Each Fund has a Distribution Agreement with John Hancock Funds, LLC, the Distributor, located at 601 Congress Street, Boston, MA 02210-2805. Under the agreement, the Distributor is obligated to use its best efforts to sell shares of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisers ("Selling Firms") that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of the Funds and Portfolios that are continually offered at NAV next determined, plus any applicable sales charge, if any.

JHF II's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the Funds and Portfolios will pay distribution and service fees at an aggregate annual rate of up to 0.05% for Class 1 of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to the Distributor. The Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.


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

The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

Pursuant to the 12b-1 Plans, at least quarterly, the Distributor provides the Adviser with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The 12b-1 Plans provide that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that it may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of each fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributor. The 12b-1 Plans further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund which has voting rights with respect to the 12b-1 Plans. The 12b-1 Plans provide that no material amendment to the 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant fund. The holders of Class 1 shares have exclusive voting rights with respect to the 12b-1 Plans applicable to their class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable classes of shares of each Fund.

Class NAV shares of the Fund are not subject to any 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class NAV shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative NAV of the participating Fund.

The 12b-1 Plan recognizes that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plan.

During the fiscal year ended August 31, 2006, the following amounts were paid pursuant to each Fund's Rule 12b-1 Plan:

SALES COMPENSATION

As part of their business strategy, the Funds and Portfolios, along with the Distributor, pays compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the 12b-1 fees are detailed in the Prospectus and under "Distribution Agreements" in this SAI. For Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

ANNUAL COMPENSATION.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an


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

investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

Selling Firms receive service and distribution fees if, for the preceding quarter (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the fund.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES. Shares of the Funds and Portfolios are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to promote the sale of the funds' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor's promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the National Association of Securities Dealers, Inc. ("NASD") have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment:

1st Global Capital Corp.
A. G. Edwards & Sons, Inc.
AIG Financial Advisors, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Berthel, Fisher & Company Financial Services, Inc.
BNY Investment Center Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Ferris, Baker, Watts Incorporated
First Tennessee Brokerage, Inc.
H.D. Vest Investment Services
ING Financial Partners, Inc.
Investacorp, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W. L. Lyons, Inc.
Lincoln Financial Advisors Corporation
Linsco/Private Ledger Corp.
Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
National Planning Corporation
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
Securities America, Inc.
Signator Investors, Inc.


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

Stifel, Nicolaus & Company, Incorporated
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
UVEST Financial Services, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC

The Distributor also has arrangements with intermediaries that are not members of the NASD.

SALES AND ASSET BASED PAYMENTS. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds and Portfolios. The Distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. The Distributor also may make payments to certain firms that sell shares of the Funds and Portfolios for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

OTHER CASH PAYMENTS. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds and Portfolios. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by Federal or state laws or any self-regulatory agency, such as the NASD. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the Adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the funds.

NET ASSET VALUE

For purposes of calculating the NAV of a fund's shares, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV per share of each fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the funds will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- For the Absolute Return Portfolio and Lifecycle Portfolios, interests in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a fund's interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund's interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

- Shares of the Underlying Funds held by the Lifestyle Portfolios are valued at their NAV as described in the Prospectus under "Valuation of Shares."

NON-NEGOTIABLE SECURITY. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

DEBT INSTRUMENTS WITH REMAINING MATURITIES OF 60 DAYS OR LESS. Debt instruments with a remaining maturity of 60 days or less held by each of the funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

Refer to Appendix B of this SAI for JHF II's policy regarding disclosure of portfolio holdings.

ELIGIBLE INVESTORS FOR CLASS 1 AND NAV SHARES

Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio; the ten Lifecycle Portfolios of JHF II: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio; and the Absolute Return Portfolio. Each of the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio is a fund of funds which invests in various other Funds of JHF II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund's NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of Fund assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of fund securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

- the distribution is effected through a pro rata distribution of the distributing fund's portfolio securities;

- the distributed securities are valued in the same manner as they are in computing the Fund's NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

- the Trustees of the fund, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Fund.

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE. JHF II permits exchanges of shares of any class for shares of the same class in any other fund within John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective NAVs. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes."

SYSTEMATIC WITHDRAWAL PLAN. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of


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Federal, state and local income taxes. The fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

-    The investments will be drawn on or about the day of the month indicated.

- The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

- The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the funds and/or the Distributor.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of each Fund and Portfolio. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of ninety five (95) series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen (14) classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1 and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for


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fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, no fund has the intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the funds. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each fund reserves the right to reject any application which conflicts with the fund's internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

JHF II believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund of JHF II does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no fund will be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To


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the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a fund from its investment in a qualified publicly traded partnership which invests in commodities or commodity-linked derivatives will be income satisfying the regulated investment company 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the fund's taxable year. In such event, the fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year.

If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

The Code was amended in 2004 to allow regulated investment companies to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a regulated investment company, a fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company distribution requirements and would be taken into account for purposes of the 4% excise tax.


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To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund's assets may be invested in securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a "passive foreign investment company" (a "PFIC"), the fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

ADDITIONAL TAX CONSIDERATIONS. If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the


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return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the fund. The subadvisers have no formula for the distribution of the fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The offering of Shares of the Funds is continuous.

SELECTION OF BROKERS OR DEALERS TO EFFECT TRADES. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-    price, dealer spread or commission, if any;

-    the reliability, integrity and financial condition of the broker-dealer;

-    size of the transaction;

-    difficulty of execution;

-    brokerage and research services provided; and

-    confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

SOFT DOLLAR CONSIDERATIONS. In selecting brokers and dealers, the subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which


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in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-    the value of securities;

-    the advisability of purchasing or selling securities;

-    the availability of securities or purchasers or sellers of securities; and

- analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by the subadvisers, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a Fund, will also be available for the benefit of other funds managed by the subadvisers.

ALLOCATION OF TRADES BY THE SUBADVISERS. The subadvisers manage a number of accounts other than the Funds of JHF II. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that its participation in such transactions on balance will produce better overall results for the fund.

AFFILIATED UNDERWRITING TRANSACTIONS BY THE SUBADVISERS. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the JHF II as of fiscal year ended August 31, 2006, including the related financial highlights


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which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

REPORTS TO SHAREHOLDERS

The financial statements of the Funds and Portfolios for fiscal year ended August 31, 2006 are incorporated herein by reference from each fund's most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

CUSTODY OF PORTFOLIO SECURITIES

State Street Bank and Trust Company, ("State Street") 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds' and Portfolios' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

JHF II, the Adviser, the Distributor and each subadviser to the Funds and Portfolios have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated 'BB', 'B', 'CCC' 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and

'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("FITCH")

INVESTMENT GRADE

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

- For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

- For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

- For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

- For issuers and performing obligations, default of some kind appears probable.

- For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of 'R4' (average) or 'R5' (below average).

C

-    For issuers and performing obligations, default is imminent.

- For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY'S

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR'S

Commercial Paper

A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1

This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings

Standard & Poor's assigns 'dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

OTHER CONSIDERATIONS - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

MOODY'S

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

STANDARD AND POOR'S

Short-Term Issue

A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

     - Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

APPENDIX B

                             ADOPTED AUGUST 23, 2005

                              JOHN HANCOCK FUNDS II
                             JOHN HANCOCK FUNDS III

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of John Hancock Funds II and John Hancock Funds III (individually, the "Trust" and collectively, the "Trusts") to provide Nonpublic Information regarding portfolio holdings of the Trusts to Nonaffiliated Persons of the Trusts only in the limited circumstances noted below. It is also the policy of the Trusts only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons, on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trusts consider Nonpublic Information regarding portfolio holdings of the Trusts to be confidential and the intent of this policy is to guard against selective disclosure of such information in a manner that would not be in the best interests of shareholders of the Trusts.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the prospectuses of the Trusts or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) the Trusts, (b) the Trusts' investment adviser or principal underwriter or any affiliate of either entity, (c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trusts' custodian and (f) the Trusts' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

            DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

Subject to the pre-approval of the Trusts' Chief Compliance Officer, the Trusts or their adviser or principal underwriter or any of their subadvisers (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1. RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the Trust's adviser or principal underwriter, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

6. INSTITUTIONAL TRADERS

Nonpublic Information regarding Trust portfolio holdings (for example, aggregated lists of all fixed income holdings - names only) may be provided to institutional traders to assist in research and trade execution if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

7. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

             DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:

(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

                       RESOLUTION OF CONFLICTS OF INTEREST

If the Trust or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Trust shareholders.

                POSTING OF TRUST PORTFOLIO HOLDINGS ON A WEBSITE

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

                                CHANGES TO POLICY

Any material changes to this policy must be approved by the Trusts' Board of Trustees.

                    REPORTS TO THE TRUST'S BOARD OF TRUSTEES

The CCO shall report any material issues that may arise under this policy to the Trusts' Board of Trustees no later than the Board meeting following the arising of the issue.

         APPLICABILITY OF POLICY TO THE TRUSTS' ADVISER AND SUBADVISERS

This policy shall apply to the Trusts' Adviser and each of its subadvisers.

         APPENDIX A TO POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

I. Employees* of John Hancock Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trusts, the Trusts' investment adviser, John Hancock Investment Management Services LLC or the Trusts' principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to either of the Trust.

III. Employees* of the Trusts' custodian who provide services to either of the Trust.

IV. Employees* and partners of the Trusts' certified public accounting firm who provide services to either of the Trust.

*    Includes temporary employees

APPENDIX C

                            DIMENSIONAL FUND ADVISORS

                        International Small Company Fund
                           Emerging Markets Value Fund

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the International Small Cap Fund (the "Portfolio"), the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional Funds Advisors LP (formerly, Dimensional Fund Advisers Inc.) ("Dimensional"). The portfolio managers and portfolio traders also make daily decisions regarding the Portfolio, including running buy and sell programs based on the parameters established by the Investment Committee. Karen E. Umland coordinates the efforts of all portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating the day-to-day management of the Portfolio.

INVESTMENTS IN EACH PORTFOLIO

As of December 31, 2006, neither Ms. Umland nor her immediate family held any ownership interests in the Portfolio.

DESCRIPTION OF COMPENSATION STRUCTURE

Dimensional's portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually. Each portfolio manager's compensation consists of the following:

     - BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

     - SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

OTHER MANAGED ACCOUNTS

In addition to the Portfolio, Ms. Umland oversees the daily management of (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and (iii) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which Ms. Umland has primary oversight responsibility.

                    NUMBER OF ACCOUNTS MANAGED AND TOTAL ASSETS BY CATEGORY AS OF DECEMBER 31, 2006

                    - 24 U.S. registered mutual funds with approximately $36,870 million in total assets under management.

                    - 4 unregistered pooled investment vehicles with approximately $576 million in total assets under management.

                    - 7 other accounts with approximately $2,896 million in total assets under management.

               (None of the accounts have performance based fees.)

POTENTIAL CONFLICT OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolio, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

     - Time Management. The management of the Portfolio and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

     - Investment Opportunities. It is possible that at times identical securities will be held by the Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolio and other Accounts.

     - Broker Selection. With respect to securities transactions for the Portfolio, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or an Account.

     - Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

     - Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the Account of that client over the Portfolio or Accounts that the portfolio manager manages.

     - Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which they have portfolio management responsibilities

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                             FRANKLIN ADVISERS, INC.

                                   Income Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

NAME OF PORTFOLIO                                         TOTAL ASSETS MANAGED IN
MANAGER                   TYPE OF ACCOUNT       NUMBER   ACCOUNT (US MIL) 12/31/06
-----------------    ------------------------   ------   -------------------------
Edward Perks, CFA    Registered Investment
                     Company                       9            $61,002.5

                     Other Pooled Investments      3            $   828.2

                     Other Accounts                0            $       0

Charles B. Johnson   Registered Investment
                     Company                       5            $58,230.5

                     Other Pooled Investments      2            $   827.4

                     Other Accounts                0            $       0

None of these accounts pay a performance based advisory fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

DESCRIPTION OF ANY MATERIAL CONFLICTS

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2006

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY - Each portfolio manager is paid a base salary.

     ANNUAL BONUS - Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Non-investment performance. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

                         FRANKLIN MUTUAL ADVISERS, INC.

                               Mutual Shares Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF DECEMBER 31, 2006):

None

OTHER MANAGED ACCOUNTS (AS OF DECEMBER 31, 2006)

NAME OF PORTFOLIO                                          TOTAL ASSETS MANAGED IN
MANAGER                     TYPE OF ACCOUNT      NUMBER   ACCOUNT (US MIL) 12/31/06
-----------------        ---------------------   ------   --------------------------
Peter Langerman, CFA     Registered Investment
                         Company                    4            $27,127.5

                         Other Pooled
                         Investments                3            $ 3,141.9

                         Other Accounts             0            $       0

F. David Segal, CFA      Registered Investment
                         Company                    4            $27,127.5

                         Other Pooled
                         Investments                3            $ 3,141.9

                         Other Accounts             0            $       0

Deborah A. Turner, CFA   Registered Investment
                         Company                    4            $27,127.5

                         Other Pooled
                         Investments                3            $ 3,141.9

                         Other Accounts             0            $       0

None of these accounts pay a performance based advisory fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

DESCRIPTION OF ANY MATERIAL CONFLICTS

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION FOR THE FISCAL YEAR COMPLETED DECEMBER 31, 2006

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY

          Each portfolio manager is paid a base salary.

          ANNUAL BONUS

          Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

     - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                          Investment Quality Bond Fund
                               Mid Cap Stock Fund
                             Natural Resources Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                            Mid Cap Intersection Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of December 31, 2006):
None

OTHER MANAGED ACCOUNTS (As of December 31, 2006)

The following tables show information regarding other accounts managed by the portfolio manager:

Christopher A. Jones, portfolio manager for the Investment Quality Bond Fund.

TABLE HEADINGS NEED TO BE ADJUSTED FOR ALL PMs.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of     (in $      Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   6             791.4            6          691.4         20         774.9
Accounts where advisory fee is based on
   account performance (Subset of above)       0                 0            0              0          2         626.8

*    Assets are rounded to the nearest one hundred thousand dollars.

Christopher L. Gootkind, portfolio manager for the Investment Quality Bond Fund.

                                                                                OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   7           19,344.1           0            0           6           2.5
Accounts where advisory fee is based on
   account performance (Subset of above)       2           14,878.1           0            0           0             0

*    Assets are rounded to the nearest one hundred thousand dollars.

Thomas L. Pappas, portfolio manager for the Investment Quality Bond Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   2           23,604.8           3         970.7          37       10,903.2
Accounts where advisory fee is based on
   account performance (Subset of above)       0                  0           0             0           0              0

*    Assets are rounded to the nearest one hundred thousand dollars.

Mario E. Abularach, portfolio manager for the Mid Cap Stock Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                    9           5,438.0           2          88.0          11         676.0
Accounts where advisory fee is based on
   account performance (Subset of above)        0                 0           0             0           1         150.2

*    Assets are rounded to the nearest one hundred thousand dollars.

Michael T. Carmen, portfolio manager for the Mid Cap Stock Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                    5           3,510.0           9          616.8         16         221.6
Accounts where advisory fee is based on
   account performance (Subset of above)        0               0.0           4          304.3          0           0.0

*    Assets are rounded to the nearest one hundred thousand dollars.

Karl E. Bandtel, portfolio manager for the Natural Resources Fund.

                                                                                OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   4           10,257.1           19        9,840.9        20         517.4
Accounts where advisory fee is based on
   account performance (Subset of above)       0                  0            8        5,427.1         0             0

*    Assets are rounded to the nearest one hundred thousand dollars.

James A. Bevilacqua, portfolio manager for the Natural Resources Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                Assets                    Assets
                                           Number of        Assets        Number of     (in $      Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   4           10,257.1           19        9,840.9        17         486.3
Accounts where advisory fee is based on
   account performance (Subset of above)       0                  0            8        5,427.1         0             0

*    Assets are rounded to the nearest one hundred thousand dollars.

Mario E. Abularach, portfolio manager for the Small Cap Growth Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                  Assets                  Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   10           5,738.9           2          88.0          11         676.0
Accounts where advisory fee is based on
   account performance (Subset of above)        0                 0           0             0           1         150.2

*    Assets are rounded to the nearest one hundred thousand dollars.

Steven C. Angeli, portfolio manager for the Small Cap Growth Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   6            2,046.1           4          140.8         31        1,121.2
Accounts where advisory fee is based on
   account performance (Subset of above)       0                  0           0              0          1          150.2

*    Assets are rounded to the nearest one hundred thousand dollars.

Stephen Mortimer, portfolio manager for the Small Cap Growth Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   8            3,538.1           1          86.4          14         640.7
Accounts where advisory fee is based on
   account performance (Subset of above)       0                  0           0             0           1         150.2

*    Assets are rounded to the nearest one hundred thousand dollars.

Timothy T. McCormack, portfolio manager for the Small Cap Value Fund.

                                                                                OTHER POOLED
                                                 OTHER REGISTERED           INVESTMENT VEHICLES        OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   7             929.5            3          210.8         30         962.0
Accounts where advisory fee is based on
   account performance (Subset of above)       0                 0            0              0          1          62.6

*    Assets are rounded to the nearest one hundred thousand dollars.

Stephen T. O'Brien, portfolio manager for the Small Cap Value Fund.

                                                                               OTHER POOLED
                                                 OTHER REGISTERED          INVESTMENT VEHICLES         OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ---------------------    ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                    7            929.5            3          210.8         24         969.9
Accounts where advisory fee is based on
   account performance (Subset of above)        0                0            0              0          1          62.6

*    Assets are rounded to the nearest one hundred thousand dollars.

Shaun F. Pedersen, portfolio manager for the Small Cap Value Fund.

                                                                               OTHER POOLED
                                                  OTHER REGISTERED          INVESTMENT VEHICLES         OTHER ACCOUNTS
                                               INVESTMENT COMPANIES       ----------------------   ----------------------
                                           ----------------------------                 Assets                   Assets
                                           Number of        Assets        Number of      (in $     Number of      (in $
                                            Accounts   (in $ millions)*    Accounts   millions)*    Accounts   millions)*
                                           ---------   ----------------   ---------   ----------   ---------   ----------
All Accounts                                   7             929.5            3          210.8         18         961.4
Accounts where advisory fee is based on
   account performance (Subset of above)       0                 0            0              0          1          62.6

*    Assets are rounded to the nearest one hundred thousand dollars.

POTENTIAL CONFLICTS OF INTEREST

Individual Investment Professionals at Wellington Management manage multiple funds for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage funds in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment

Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Bandtel, Bevilacqua and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

DESCRIPTION OF COMPENSATION STRUCTURE

Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the each Fund. The following information relates to the fiscal year ended December 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other fund managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the relevant Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Fixed income Investment Professionals' incentives on the relevant Fund are based solely on the revenues earned by Wellington Management, and are not directly linked to the performance of the account. Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli, Bandtel, Bevilacqua, Carmen, O'Brien, and Pappas are partners of Wellington Management.

TRUST                          INCENTIVE BENCHMARK(S) / PEER GROUPS
-----                          -----------------------------------------------------------
Mid Cap Stock Fund             Russell Mid Cap Growth Index/ Lipper Mid Cap Growth Average

Natural Resources Fund         MSCI S&P World Energy Index/MSCI S&P World Metals & Mining
                               Index/MSCI S&P World Paper, Forest Products Index

Small Cap Growth Fund          Russell 2000 Growth Index

Small Cap Value Fund           Russell 2000 Value Index

Investment Quality Bond Fund   Not Applicable

Appendix D

Effective Date: October 27, 2006                                CONFIDENTIAL AND
                                                                     PROPRIETARY

                      PROXY VOTING POLICIES AND PROCEDURES

                         DIMENSIONAL FUND ADVISORS INC.
                         DIMENSIONAL FUND ADVISORS LTD.
                              DFA AUSTRALIA LIMITED

Introduction

Dimensional is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA") (Dimensional, DFAL and DFAA are collectively referred to as the "Advisors"). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the "Procedures") will apply to proxies voted by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the "Dimensional Investment Companies"). The Advisors believe that these Procedures are reasonably designed to meet their goal of ensuring that the Advisors vote proxies in a manner consistent with the best interests of their clients.

Procedures for Voting Proxies

The Investment Committee (the "Committee") at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors ("Authorized Persons"). The Committee may modify these Procedures from time to time to meet the goal of these Procedures.

Generally, the Advisors analyze proxy statements on behalf of their clients and vote proxies in accordance with the Procedures and the Proxy Voting Guidelines (the "Guidelines," attached as Exhibit A to these Procedures). Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will vote the client's proxies pursuant to the client's guidelines. An Advisor generally will not recall securities on loan in order to vote proxies. However, with respect to an Advisor's duties to vote proxies on behalf of a portfolio or Master Fund, the Advisor shall be entitled to recall securities on loan if a material event is determined.

                                                                Dimensional Logo

International Proxy Voting

      While the Advisors utilize the Procedures and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

      With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes; (v) arranging for a proxy to vote locally in person; and (vi) fees charged by custody banks for providing certain services with regard to voting proxies. The Advisors do not vote proxies of non-U.S. companies if it is determined that the estimated costs associated with proxy voting outweigh any anticipated economic benefit of voting.(8) The Advisors determine whether to vote proxies of non-U.S. companies on a portfolio by portfolio basis, and to the extent it is appropriate, the Advisors generally implement uniform voting procedures for all proxies of a country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

      Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, most proxies that the Advisors receive on behalf of their clients will be voted in accordance with the predetermined Procedures and Guidelines. Therefore, the proxy votes should not result from any conflicts of interest.

      In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines, and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon; disclose any personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

-------------------------
      (1) As the SEC has stated, "There may even be times when refraining from voting a proxy is in the client's best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client...For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person." See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it "interprets ERISA 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries." See Department of Labor Release 19,971, CCH, 22,485-23 to 22,485-24 (1994).

      If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and vote the proxy in accordance with the direction of the client.(9) If the client has not provided the Advisor with voting instructions within a reasonable time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.

Availability of Proxy Voting Information and Recordkeeping

      Each Advisor will inform its clients on how to obtain information regarding the Advisor's vote of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting process and policies and will inform its clients of how they can obtain a copy of the complete Procedures upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

      The Advisors will also keep records of the following items: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at its principal office.

Disclosure

      Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of Procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the Procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities Inc. (DFAS") or an affiliate of Dimensional or DFAS.

      The semi-annual reports of the Dimensional Investment Companies shall indicate that the Procedures are available: (i) by calling a toll-free number; or (ii) on the SEC's website. If a request for the Procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

------------------------
(2) In the case of a client that is a Dimensional Investment Company, a Committee member will determine if any conflict of interest may exist, regardless of whether the conflict is material. If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the conflict to the Dimensional Investment Company's Board of Directors/Trustees or an authorized Committee of the Board and vote the proxy in accordance with the direction of such Board or Committee.

      Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

                                                                       EXHIBIT A

                             PROXY VOTING GUIDELINES

      These Guidelines summarize the Advisors' positions on various issues and give a general indication as to how the Advisors will vote proxies on each issue. The Committee has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. However an Advisor reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter (which analysis will be documented in writing), the Advisor believes that a client's best interests would be served by such a vote. To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

Each Advisor Generally Votes FOR:

      (a) Routine business decisions. Routine business decisions include, but are not limited to, the following:

      -     Stock splits

      -     Setting the number of directors

      -     Election of non-directors (clerks, secretaries, etc.)

      -     Changing par value of equity

      -     Adopting accounting changes, reducing stated capital accounts

      -     Name change

      -     Preemptive rights

      (b) Reverse anti-takeover amendments. These amendments are typically brought to the ballot by a current shareholder or by the directors at the urging of an influential shareholder or creditor. The Advisor votes "for" reversing anti-takeover amendments except in cases where a current shareholder may adversely benefit from the elimination of such provision. For example, a shareholder that owns more than 50% of the outstanding shares would typically stand to benefit by a removal of a supermajority provision.

      (c) Auditors. The Advisor votes "for" auditors recommended by management.

      (d) Directors. The Advisor votes "for all nominees." In cases where the Advisor has voted "against" a proposal contrary to the directors' recommendations, the Advisor will vote to "withhold all nominees" in order to get the attention of the directors and, in cases where the Advisor represents a shareholder of size, persuade the directors to alter or eliminate the offending proposals. If, however, the Advisor has voted "for" a shareholder proposal that the board of directors opposed, the Advisor will not automatically vote "against" the directors.

      (e) Indemnification of Directors. The Advisor votes "for" establishing or increasing indemnification and against eliminating or reducing it.

      (f) Elimination/limitation of Directors' liability. The Advisor votes "for" eliminating or reducing directors' liability.

      (g) Equal access to the proxy. The Advisor votes "for" equal access to the proxy.

      (h) Right to act by written consent and hold special meetings. The Advisor votes "for" the right to act by written consent of the shareholders and to hold special meetings of the shareholders.

      (i) Separation of audit and consulting responsibilities. The Advisor votes "for" the separation of audit and consulting responsibilities.

      (j) Confidential voting. The Advisor votes "for" confidential voting proposals.

Each Advisor Generally Votes AGAINST:

      (a) Reincorporation to facilitate takeover defense. Where a company is reincorporating in response to or in anticipation of a possible takeover, and there does not appear to be any reasonable business purpose (unrelated to the takeover defense) for reincorporation, the Advisor will vote "against" the proposal.

      (b) Issue of new class of common stock with unequal voting rights. The Advisor will vote "against" this proposal since the Advisor can assume that "enhanced voting" stock would invariably give some party undue control over the company without a proportional capital investment.

      (c) Adoption of fair price amendments. The Advisor will vote "against" adoption of fair price amendments since fair price amendments allow the company (and its board of directors) to determine whether an offer for the company's stock is "fair" to the shareholders of the stock. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

      (d) Establishment of a classified Board of Directors. A classified (or staggered) board is considered an anti-takeover measure and, as such, the Advisor votes "against" it. Normally, the entire slate of directors stands for re-election at each annual meeting of shareholders. In the case of a classified board, the directors typically have terms of 2 or 3 years, resulting in only 2 or 3 directors being up for re-election year. This prohibits an outside slate of directors (i.e. hostile bidders) from gaining control of the board at one meeting.

      (e) Elimination of cumulative voting. Cumulative voting is a standard shareholder voting right. It allows shareholders to cast all of their votes "for" any combination of director candidates. Elimination of this right is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

      (f) Establishing/increasing preferred stock. Because of its potentially confusing "hybrid" nature, preferred stocks were once used almost exclusively to the detriment of common stockholders. Therefore, the Advisor has historically voted "against" their establishment. More recently, preferred stocks have become a more legitimate source of raising capital, and thus, the Advisor has been willing to consider each case, including conversions of various forms of debt or equity into preferred stock or vice versa, separately. However, in proxy voting, the most prevalent form of preferred stock proposal remains a "blank check". Although not normally labeled as such in proxy materials, a blank check preferred stock is typically characterized as preferred stock issuable with "terms and conditions deemed reasonable by the board of directors at the time of issuance." The Advisor votes "against" blank check preferred stock proposals.

      (g) Other anti-takeover amendments. The Advisor votes "against" anti-takeover amendments.

      (h) Super majority provisions. Typically, a super majority provision mandates that any proposal brought before a vote of the company's shareholders would require some stated percentage greater than 50% (usually 2/3 or 66%) in order to pass and would essentially allow a shareholder with 35% (for example) veto power over all votes of shareholders. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

Each Advisor Considers INDIVIDUALLY:

      (a) Increase in authorized common stock. If the company seeks to increase its authorized common stock, and the increase more than doubles the company's shares outstanding, the Advisor will vote "against" the proposal, except if: (1) the company needs the shares for a stock split, the Advisor will make an adjustment and recalculate if the increase will "double" the adjusted number of outstanding shares; or (2) the company states a specific need, such as to issue additional shares for a financing arrangement, a payment to a large creditor, the purposes of avoiding financial difficulty, or a merger (to name a few reasonable needs), then the Advisor would vote "for" the increase, provided it was not excessive in light of the company's needs.

      (b) Establish/increase stock option plan. If the proposal would encompass more than 10% of the company's shares outstanding (not shares authorized), the Advisor will vote "against" the proposal unless the company presents a strong argument for the option plan.

      (c) Reorganization/merger agreements. Oftentimes, the Advisor will act as a shareholder to both parties to a merger--the acquiror (who will survive the merger/acquisition) and the acquiree (who will merge away -- cease to exist). If this is the case, the two votes will be consistent. Whether the Advisor acts on behalf of a shareholder in the acquiror or the acquiree or both, the Advisor will review recent trading activity, news stories and, at times, will discuss the proposal directly with the parties involved. If the merger announcement causes a drastic reduction in the price of the stock in which the Advisor acts on behalf of the shareholder, further investigation may be conducted. The vote may depend, among other things, on whether the conversion ratio, in cash or in stock, would roughly equal the current market value of the stock.

      (d) Dissident proxy battle. When current shareholders put themselves up for election against the incumbent board of directors or conduct a consent solicitation challenging the board's recommendation, they are considered dissidents in a proxy battle (or fight or war). Typically, the Advisor will receive substantial information from both sides. In order for the Advisor to vote "for" the dissidents' proposal, the dissidents must present a strong argument against current management and must have a clearly defined plan of action.

      (e) Other employee compensation plans. These are plans other than stock option plans. These plans typically "sell" the company's stock to the beneficiaries for a stated price. Also included in this category is the issuance of shares to individuals in return for services rendered. For example, board members may receive shares annually for their services, or executives may receive shares as compensation for meeting performance targets. The Advisor votes "against" plans that exceed 20% of the outstanding shares of the company's stock. If the plan is a purchase plan, the Advisor votes "against" such plan if it offers the company's stock at a "price" lower than 85% of fair market value as defined in the company's proxy statement.

      (f) Various shareholder amendments. Other than shareholder proposals to reverse anti-takeover provisions (which is covered in the section entitled "Reverse anti-takeover amendments" above), the Advisor considers these proposals individually and generally votes "against" requests for disclosure, divestiture mandates, and miscellaneous political requests (requests related to tobacco, alcohol, Northern Ireland, etc.).

      (g) Issues related to independent directors. The Advisor considers individually issues related to independent directors.

      (h) Proposals not specified above. The Advisor will consider these individually based on relevant, appropriate information known to the Advisor.

                                   * * * * * *

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1.   The issuer is a client of Investment Manager or its affiliates;

     2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     3. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

     4. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

     5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if

Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

          - All annual proxies for the securities held by Advisory Clients have been received;

          - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          - Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

          - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2007

                          FRANKLIN MUTUAL ADVISERS, LLC

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     7.   The issuer is a client of Investment Manager or its affiliates;

     8. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     9. The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

     10. An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

     11. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

     12. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment

Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes.

Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     16. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     17. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     18. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     19. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

     20. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     21. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     22. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

     23. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     24. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

     25. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

     26. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     27. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     28. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

     29. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     30.  At least annually, the Proxy Group will verify that:

          - All annual proxies for the securities held by Advisory Clients have been received;

          - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          - Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

          - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2007

                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures

Introduction   Wellington Management Company, llp ("Wellington Management") has
               adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

               Wellington Management's Global Proxy Voting Guidelines, included as pages 6-12 of these Global Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Statement of   As a matter of policy, Wellington Management:
Policies
               1
               Takes responsibility for voting client proxies only upon a client's written request.

               2
               Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

               3
               Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

               4
               Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

               5
               Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

               6
               Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

               7
               Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

               8
               Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Global Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

               9
               Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Global Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility Wellington Management has a Corporate Governance Committee, and Oversight established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of   Wellington Management has in place certain procedures for
Procedures     implementing its proxy voting policies.

General Proxy  Authorization to Vote. Wellington Management will vote only those
Voting proxies for which its clients have affirmatively delegated proxy-voting authority.

               Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

               Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

               Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

               Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management's Global Proxy Voting Guidelines, and handled as follows:

               - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

               - Issues identified as "case-by-case" in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

               - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

               Material Conflict of Interest Identification and Resolution Processes. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

               If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other          In certain instances, Wellington Management may be unable to vote
Considerations or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

               Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

               Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

               In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

               Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional     Wellington Management maintains records of proxies voted pursuant
Information    to Section 204-2 of the Investment Advisers Act of 1940 (the
               "Advisers Act"), the Employee Retirement Income Security Act of
               1974, as amended ("ERISA"), and other applicable laws.

               Wellington Management's Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Global Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Introduction   Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

               These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

               Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting         Composition and Role of the Board of Directors
Guidelines
               - Election of Directors:                             Case-by-Case

               Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

               - Classify Board of Directors:                            Against

               We will also vote in favor of shareholder proposals seeking to declassify boards.

               - Adopt Director Tenure/Retirement Age (SP):              Against

               - Adopt Director & Officer Indemnification:               For

               We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

               - Allow Special Interest Representation to Board (SP):    Against

               - Require Board Independence:                             For

               Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

               - Require Key Board Committees to be Independent.         For

               Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

               - Require a Separation of Chair and CEO or Require a      For
                 Lead Director:

               - Approve Directors' Fees:                                For

               - Approve Bonuses for Retiring Directors:            Case-by-Case

               - Elect Supervisory Board/Corporate Assembly:            For

               - Elect/Establish Board Committee:                       For

               - Adopt Shareholder Access/Majority Vote on Election Case-by-Case of Directors (SP):

               Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

               Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management
Compensation
               - Adopt/Amend Stock Option Plans:                    Case-by-Case

               - Adopt/Amend Employee Stock Purchase Plans:         For

               - Approve/Amend Bonus Plans:                         Case-by-Case

               In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

               - Approve Remuneration Policy:                       Case-by-Case

               - Exchange Underwater Options:                       Case-by-Case

               Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

               - Eliminate or Limit Severance Agreements (Golden    Case-by-Case
                 Parachutes):

               We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

               - Shareholder Approval of Future Severance           Case-by-Case

                 Agreements Covering Senior Executives (SP):

               We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

               - Expense Future Stock Options (SP):                    For

               - Shareholder Approval of All Stock Option Plans (SP):  For

               - Disclose All Executive Compensation (SP):             For

               Reporting of Results

               - Approve Financial Statements:                         For

               - Set Dividends and Allocate Profits:                   For

               - Limit Non-Audit Services Provided by Auditors (SP):Case-by-Case We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

               - Ratify Selection of Auditors and Set Their Fees: Case-by-Case Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

               - Elect Statutory Auditors:                          Case-by-Case

               - Shareholder Approval of Auditors (SP):             For

               Shareholder Voting Rights

               - Adopt Cumulative Voting (SP):                      Against

               We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

               - Shareholder Rights Plans                           Case-by-Case

               Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

               - We generally support plans that include:

                 -  Shareholder approval requirement

                 -  Sunset provision

                 - Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

               Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

               - Authorize Blank Check Preferred Stock:             Case-by-Case

               We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

               - Eliminate Right to Call a Special Meeting:         Against

               - Increase Supermajority Vote Requirement:           Against

               We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

               - Adopt Anti-Greenmail Provision:                    For

               - Adopt Confidential Voting (SP):                    Case-by-Case

               We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

               - Remove Right to Act by Written Consent:            Against

               Capital Structure

               - Increase Authorized Common Stock:                  Case-by-Case

               We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

               - Approve Merger or Acquisition:                     Case-by-Case

               - Approve Technical Amendments to Charter:           Case-by-Case

               - Opt Out of State Takeover Statutes:                For

          - Authorize Share Repurchase:                        For

          - Authorize Trade in Company Stock:                  For

          - Approve Stock Splits:                              Case-by-Case

          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

          - Approve Recapitalization/Restructuring:            Case-by-Case

          - Issue Stock with or without Preemptive Rights:     For

          - Issue Debt Instruments:                            Case-by-Case

          Social Issues

          - Endorse the Ceres Principles (SP):                 Case-by-Case

          - Disclose Political and PAC Gifts (SP):             Case-by-Case

          Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

          - Require Adoption of International Labor            Case-by-Case
            Organization's Fair Labor Principles (SP):

          - Report on Sustainability (SP):                     Case-by-Case

          Miscellaneous

          - Approve Other Business:                            Against

          - Approve Reincorporation:                           Case-by-Case

          - Approve Third-Party Transactions:                  Case-by-Case

-------------  -----------------------------------------------------------------
               Dated: August 1, 2006

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a).(1) Agreement and Declaration of Trust dated June 28, 2005.*

(a).(2) Amended and Restated Agreement and Declaration of Trust dated August 12, 2005.**

(a).(3) Amendment dated September 29, 2006, to the Amended and Restated Declaration of Trust dated August 12, 2005 #

(b) By-laws of the Registrant dated June 28, 2005.*

(c) See Exhibits (a) and (b).

(d) Advisory Agreement and Subadvisory Agreements.

(d).(1) Advisory Agreement.****

(d).(2) Form of Amendment to Amended and Restated Advisory Agreement relating to the Income Fund, Mutual Shares Fund, Mid Cap Intersection Fund and Emerging Markets Value Fund.+

(d).(3) Amendment dated April 28, 2006 to Amended and Restated Advisory Agreement relating to the U.S. Government Securities Fund, Strategic Bond Fund, High Yield Fund, International Opportunities Fund, All Cap Growth Fund, Capital Appreciation Fund, Emerging Small Company Fund, International Small Company Fund, Mid Cap Value Equity Fund, Absolute Return Fund, Real Estate Equity Fund, Global Real Estate Fund and the High Income Fund. #

(d).(4) Amendment dated June 30, 2006 to Amended and Restated Advisory Agreement relating to the Core Bond Fund, Dynamic Growth Fund, Large Cap Fund, Large Cap Value Fund, Mid Cap Core Fund, Special Value Fund, Utilities Fund, Value & Restructuring Fund and Vista Fund. #

(d).(5) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc.****

(d).(6) Amendment dated April 28, 2006 to Subadvisory Agreement relating to All Cap Growth Fund between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc. #

(d).(7) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Mid Cap Core Fund between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc. #

(d).(8) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc.****

(d).(9) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Vista Fund and Small Company Fund between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc. #

(d).(10) Subadvisory Agreement dated September 30, 2006 between John Hancock Investment Management Services, LLC and BlackRock Investment Management, LLC. #

(d).(11) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Davis Selected Advisors, L.P. ****

(d).(12) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Declaration Management & Research LLC.****

(d).(13) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc.****

(d).(14) Amendment dated April 28, 2006 to Subadvisory Agreement relating to Global Real Estate Fund between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. #

(d).(15) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Dynamic Growth Fund between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. #

(d).(16) Amended and Restated Subadvisory Consulting Agreement dated October 17, 2005 relating to Lifestyle Portfolios between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. #

(d).(17) Research, Advisory and Investment Management Agreement dated April 28, 2006 between RREEF America L.L.C. and Deutsche Asset Management International GmbH. #

(d).(18) Research and Advisory Agreement dated April 28, 2006 between RREEF America L.L.C and Deutsche Asset Management (Hong Kong) Limited. #

(d).(19) Research, Advisory and Investment Management Agreement dated April 28, 2006 between RREEF America L.L.C and RREEF Global Advisors Limited. #

(d).(20) Research, Advisory and Investment Management Agreement dated April 28, 2006 between Deutsche Asset Management, Inc. and RREEF America L.L.C. #

(d).(21) Research and Advisory Agreement dated April 28, 2006 between RREEF America L.L.C and Deutsche Investments Australia Limited. #

(d).(22) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc., Inc.#

(d).(23) Form of Amendment to Subadvisory Agreement related to Emerging Markets Value Fund and International Small Company Fund between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc., Inc.+

(d).(24) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Franklin Advisers, Inc.****

(d).(25) Form of Subadvisory Agreement relating to Income Fund between John Hancock Investment Management Services, LLC and Franklin Advisers, LLC.+

(d).(26) Form of Subadvisory Agreement relating to Mutual Shares Fund between John Hancock Investment Management Services, LLC and Franklin Mutual Advisers, LLC.+

(d).(27) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Fund Asset Management Services, LLC. #

(d).(28) Amendment dated June 1, 2006 to Subadvisory Agreement relating to Large Cap Value Fund between John Hancock Investment Management Services, LLC and Fund Asset Management Services, Inc. #

(d).(29) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Growth & Income Fund).****

(d).(30) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Growth Fund).****

(d).(31) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Growth Opportunities Fund).****

(d).(32) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (International Stock Fund).****

(d).(33) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Intrinsic Value Fund).****

(d).(34) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Managed Fund).****

(d).(35) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (U.S. Multi-Sector Fund).****

(d).(36) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Value Opportunities Fund).****

(d).(37) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (International Growth Fund). #

(d).(38) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Independence Investment LLC.****

(d).(39) Subadvisory Agreement dated May 31, 2006 between John Hancock Investment Management Services, LLC and CCM Holdings IV, LLC. #

(d).(40) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Jennison Associates LLC.****

(d).(41) Amendment dated April 28, 2006 to Subadvisory Agreement relating to Capital Appreciation Fund between John Hancock Investment Management Services, LLC and Jennison Associates LLC. #

(d).(42) Subadvisory Agreement between John Hancock Investment Management Services, LLC and John Hancock Advisers.****

(d).(43) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Legg Mason Capital Management, Inc.****

(d).(44) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Lord, Abbett & Co.****

(d).(45) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC.****

(d).(46) Amendment to Subadvisory Agreement dated April 28, 2006 relating to International Opportunities Fund between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC. #

(d).(47) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company.****

(d).(48) Amendment to Subadvisory Agreement dated June 30, 2006 relating to Strategic Value Fund and Utilities Fund between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company. #

(d).(49) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Mercury Advisors (Fund Asset Management, L.P.).****

(d).(50) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited.****

(d).(51) Amendment to Subadvisory Agreement dated April 28, 2006 relating to Absolute Return Fund between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited. #

(d).(52) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Morgan Stanley Investment
Management.****

(d).(53) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Munder Capital Management.****

(d).(54) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Pacific Investment Management Company.****

(d).(55) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Pzena Investment Management, LLC.****

(d).(56) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. #

(d).(57) Amendment dated October 6, 2006 to Subadvisory Agreement relating to Science and Technology Fund between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. #

(d).(58) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RiverSource Investments, LLC. #

(d).(59) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc. #

(d).(60) Subadvisory Agreement dated December 1, 2005 between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc.****

(d).(61) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Special Value Fund between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc. #

(d).(62) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Sovereign Asset Management LLC. #

(d).(63) Transfer Agreement on behalf of Active Bond and Strategic Income Funds transferring John Hancock Advisers, LLC's ("JHA") rights and obligations under the Subadvisory Agreement between John Hancock Investment Management Services, LLC and JHA to Sovereign Asset Management LLC.*****

(d).(64) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and SSgA Funds Management, Inc.****

(d).(65) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Sustainable Growth Advisers, L.P. ****

(d).(66) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc.****

(d).(67) Amendment dated April 28, 2006 to Subadvisory Agreement relating to Real Estate Equity Fund between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. #

(d).(68) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Templeton Global Advisors Limited.****

(d).(69) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Templeton Investment Counsel, Inc.****

(d).(70) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and UBS Global Asset Management.****

(d).(71) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Global Allocation Fund and Large Cap Fund between John Hancock Investment Management Services, LLC and UBS Global Asset Management. #

(d).(72) Subadvisory Agreement dated October 17, 2006 between John Hancock Investment Management Services, LLC and United States Trust Company, N.A., Asset Management Division and U.S. Trust New York Asset Management Division.****

(d).(73) Amendment dated October 1, 2006 to Subadvisory Agreement relating to Value and Restructuring Fund between John Hancock Investment Management Services, LLC and United States Trust Company, N.A., Asset Management Division and U.S. Trust New York Asset Management Division. #

(d).(74) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP.****

(d).(75) Form of Amendment to Subadvisory Agreement relating to Mid Cap Intersection Fund between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP.+

(d).(76) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Wells Capital Management, Inc.****

(d).(77) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Core Bond Fund and U.S. High Yield Fund between John Hancock Investment Management Services, LLC and Wells Capital Management, Inc. #

(d).(78) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Western Asset Management Company. #

(d).(79) Sub - Subadvisory Agreement dated April 28, 2006 between Western Asset Management Company and Western Asset Management Company Limited. #

(e) Distribution Agreement between Registrant and John Hancock Funds, LLC.****

(f) Not Applicable.

(g) Custodian Agreement.***

(h) Other Material Contracts.

(h).(1) Master Transfer Agency and Service Agreement.****

(h).(2) Expense Limitation Agreement.****

(h).(3) Form of Class R Service Plan.********

(h).(4) Form of Class R1 Service Plan.********

(h).(5) Form of Class R2 Service Plan.********

(h).(6) Class R3 Service Plan. *********

(h).(7) Class R4 Service Plan. *********

(h).(8) Class R5 Service Plan. *********

(i) Opinion and Consent of Counsel.+

(j) Not Applicable.

(k) Not Applicable.

(l) Not Applicable.

(m) Plan of Distribution pursuant to Rule 12b-1.

(m).(1) Plan of Distribution pursuant to Rule 12b-1 relating to Class 1 Shares.****

(m).(2) Plan of Distribution pursuant to Rule 12b-1 relating to Class 3 Shares.****

(m).(3) Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.****

(m).(4) Plan of Distribution pursuant to Rule 12b-1 relating to Class B Shares.****

(m).(5) Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.****

(m).(6) Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class R Shares. ********

(m).(7) Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class R1 Shares. ********

(m).(8) Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class R2 Shares. ********

(m).(9) Plan of Distribution pursuant to Rule 12b-1 relating to Class R3 Shares.****

(m).(10) Plan of Distribution pursuant to Rule 12b-1 relating to Class R4 Shares.****

(m).(11) Plan of Distribution pursuant to Rule 12b-1 relating to Class R5 Shares.********

(n) Amended Multiple Class Plan pursuant to Rule 18f-3.********

(o) Not Applicable.

(p) Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.

(p).(1) Code of Ethics for John Hancock Funds II.#

(p).(2) Code of Ethics for John Hancock Investment Management Services LLC.#

(p).(3) Code of Ethics for A I M Capital Management, Inc.#

(p).(4) Code of Ethics for American Century Investments.#

(p).(5) Code of Ethics for BlackRock Investment Management LLC.#

(p).(6) Code of Ethics for ClearBridge Advisors, LLC.#

(p).(7) Code of Ethics for Davis Selected Advisors, L.P.#

(p).(8) Code of Ethics for Declaration Management & Research LLC.#

(p).(9) Code of Ethics for Deutsche Asset Management, Inc. (U.S.).#

(p).(10) Code of Ethics for Dimensional Fund Advisors, Inc.#

(p).(11) Code of Ethics for Franklin Templeton.#

(p).(12) Code of Ethics for Fund Asset Management, L.P.(Mercury Advisors) (Merrill Lynch Investment Managers).#

(p).(13) Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC.#

(p).(14) Code of Ethics for Independence Investment LLC.#

(p).(15) Code of Ethics for Jennison Associates LLC.#

(p).(16) Code of Ethics for John Hancock Advisers.#

(p).(17) Code of Ethics for Legg Mason Funds Management, Inc.#

(p).(18) Code of Ethics for Lord, Abbett & Co.#

(p).(19) Code of Ethics for MFC Global Investment Management (U.S.A.) Limited.#

(p).(20) Code of Ethics for Marsico Capital Management, LLC.#

(p).(21) Code of Ethics for Massachusetts Financial Services Company.#

(p).(22) Code of Ethics for Morgan Stanley Investment Management.#

(p).(23) Code of Ethics for Munder Capital Management.#

(p).(23) Code of Ethics for Pacific Investment Management Company.#

(p).(25) Code of Ethics for Pzena Investment Management, LLC.#

(p).(26) Code of Ethics for RCM Capital Management.#

(p).(27) Code of Ethics for RiverSource Investments (Ameriprise): Retail
Access.#

(p).(28) Code of Ethics for Salomon Brothers (Citigroup) Asset Management Inc.#

(p).(29) Code of Ethics for SSgA Funds Management, Inc.#

(p).(30) Code of Ethics for Sovereign Asset Management.#

(p).(31) Code of Ethics for Sustainable Growth Advisers, L.P.#

(p).(32) Code of Ethics for T. Rowe Price Associates, Inc.#

(p).(33) Code of Ethics for UBS Global Asset Management.#

(p).(34) Code of Ethics for United States Trust Company.#

(p).(35) Code of Ethics for Wellington Management Company, LLP.#

(p).(36) Code of Ethics for Wells Capital Management, Inc.#

(p).(37) Code of Ethics for Western Asset Management.#

(q) Power of Attorney.*******

* Previously filed electronically with initial registration statement on Form N-1A (file numbers 811-21779 and 333-126293) on June 30, 2005, accession number 0000950135-05-003640.

** Previously filed electronically with pre-effective amendment number 1 (file numbers 811-21779 and 333-126293) on September 30, 2005, accession number 0000950135-05-005616.

*** Previously filed electronically with pre-effective amendment number 2 (file numbers 811-21779 and 333-126293) on October 13, 2005, accession number 0000950135-05-005745.

**** Previously filed electronically with post-effective amendment number 2
     (file numbers 811-21779 and 333-126293) on January 10, 2006, accession number 0001010521-06-000023.

***** Previously filed electronically with post-effective amendment number 3
     (file numbers 811-21779 and 333-126293) on January 31, 2006, accession number 0001010521-06-000054.

****** Previously filed electronically with post-effective amendment number 4
     (file numbers 811-21779 and 333-126293) on February 10, 2006, accession number 0000950135-06-000655.

******* Previously filed electronically with post-effective amendment number 6
     (file numbers 811-21779 and 333-126293) on May 24, 2006, accession number 0001010521-06-000443.

******** Previously filed electronically with post-effective amendment number 7
     (file numbers 811-21779 and 333-126293) on June 30, 2006, accession number 0001010521-06-000549.

********* Previously filed electronically with post-effective amendment number 8
     (file numbers 811-21779 and 333-126293) on July 18, 2006, accession number 0001010521-06-000572.

********** Previously filed electronically with post-effective amendment number
     9 (file numbers 811-21779 and 333-126293) on August 16, 2006, accession number 0001010521-06-000665.

# Previously filed electronically with post-effective amendment number 10 (file numbers 811-21779 and 333-126293) on December 26, 2006, accession number 0001010521-06-000984.

+    Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Two of the Registrant's shareholders are:

(i) John Hancock Life Insurance Company of New York ("John Hancock New York"),

(ii) John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA").

John Hancock New York and John Hancock USA hold shares of the Registrant attributable to group annuity contracts in their respective separate accounts that are not registered under the Investment Company Act of 1940. The Lifestyle Portfolios are also shareholders of certain of the non-Lifestyle funds of the Registrant. John Hancock New York and John Hancock USA are indirect wholly-owned subsidiaries of Manulife Financial Corporation (see list of corporate affiliates below).

                         MANULIFE FINANCIAL CORPORATION

Corporate Organization List of The Manufacturers Life Insurance Company Active Corporations As Of December 31, 2005

                                                                                   JURISDICTION OF
AFFILIATE                                                 LEGAL ID   % OF EQUITY    INCORPORATION
---------                                                 --------   -----------   ---------------
Manulife Financial Corporation                            0002           100       Canada
John Hancock Holdings (Delaware) LLC                      0275           100       Delaware
John Hancock Financial Services, Inc.                     0003           100       Delaware
The Manufacturers Life Insurance Company                  0001           100       Canada
Manulife Bank of Canada                                   0058           100       Canada
Manulife Financial Services Inc.                          0199           100       Canada
Manulife Securities International Ltd.                    0079           100       Canada
Manulife Canada Ltd.                                      0157           100       Canada
First North American Insurance Company                    0111           100       Canada
Equinox Financial Group, Inc.                             0239           100       Canada
EIS Insurance Services, Inc.(1)                                           50       Canada
Cantay Holdings Inc.                                      0051           100       Ontario
Manulife Data Services, Inc.                              0081           100       Barbados
Manulife Capital Inc.                                     0278           100       Canada
MSIL Holdings (Canada) Limited                            0289           100       Canada
880 Belgrave Way Holdings Ltd.                                           100       British Columbia
6212344 Canada Limited                                    0272           100       Canada
Manulife Enterprise (Alberta) Limited                     0276           100       Alberta
Manulife Enterprise (Bermuda) Limited                     0277           100       Bermuda
1293319 Ontario Inc.                                      0170           100       Ontario
3426505 Canada Inc.                                       0161           100       Canada
FNA Financial Inc.                                        0115           100       Canada
Elliot & Page Limited                                     0116           100       Ontario
NAL Resources Limited                                     0117           100       Alberta
NAL Resources Management Limited                          0120           100       Canada
2015500 Ontario Inc.                                      0154           100       Ontario
NALC Holdings Inc.(2)                                     0103            50       Ontario
2015401 Ontario Inc.                                      0140           100       Ontario
2024385 Ontario Inc.                                      0153           100       Ontario
Cavalier Cable, Inc.(3)                                                   78       Delaware
MFC Global Investment Management (U.S.A.) Limited         0156           100       Canada
MFC Global Fund Management (Europe) Limited                              100       England
MFC Global Investment Management (Europe) Limited         0064           100       England

Manulife Holdings (Alberta) Limited                       0201           100       Alberta
Manulife Holdings (Delaware) LLC                          0205           100       Delaware
The Manufacturers Investment Corporation                  0087           100       Michigan
Manulife Reinsurance Limited                              0067           100       Bermuda
John Hancock Life Insurance Company (U.S.A.)              0019           100       Michigan
Manulife Service Corporation                              0007           100       Colorado
John Hancock Distributors LLC                             0005           100       Denver
John Hancock Investment Management Services, LLC(4)       0097            57       Delaware
John Hancock Life Insurance Company of New York           0094           100       New York
Ennal, Inc.                                               0124           100       Delaware
Avon Long Term Care Leaders LLC                           0158           100       Delaware
Ironside Venture Partners I LLC                           0196           100       Delaware
Ironside Venture Partners II LLC                          0197           100       Delaware
Manulife Leasing Co. LLC                                                  80       Delaware
Manulife Europe Ruckversicherungs-Aktiengesellschaft      0138           100       Germany
Manulife Holdings (Bermuda) Limited                       0138           100       Germany
Manulife Holdings (Bermuda) Limited                       0147           100       Bermuda
Manulife Management Services Ltd.                         0191           100       Barbados
Manufacturers P&C Limited                                 0036           100       Barbados
Manufacturers Life Reinsurance Limited                    0049           100       Barbados
Manulife (Vietnam) Limited                                0188           100       Vietnam
Manulife Vietnam Fund Management Company                                 100       Vietnam
Manulife (Singapore) Pte. Ltd.                            0014           100       Singapore
John Hancock Ltd.                                                        100       Singapore
The Manufacturers Life Insurance Co. (Phils.), Inc.       0164           100       Philippines
FCM Plans, Inc.                                           0155           100       Philippines
Manulife Financial Plans, Inc.                            0187           100       Philippines
FCM Holdings Inc.                                         0104           100       Philippines
Manulife International Holdings Limited                   0152           100       Bermuda
Manulife Provident Funds Trust Company Limited            0152           100       Bermuda
Manulife Provident Funds Trust Company Limited            0163           100       Hong Kong
Manulife Asset Management (Asia) Limited                  0078           100       Barbados
Manulife Asset Management (Hong Kong) Limited                            100       Hong Kong
P.T. Manulife Aset Manajemen Indonesia                    0141            85       Indonesia
Manulife (International) Limited                          0028           100       Bermunda
Manulife-Sinochem Life Insurance Co. Ltd.                 0043            51       China
P.T. Asuransi Jiwa Manulife Indonesia                     0042            80       Indonesia
P.T. Bunadaya Sarana Informatika                                          98       Indonesia
P.T. Asuransi Jiwa Arta Mandiri Prima                     0075         99.75       Indonesia
P.T. Indras Insan Jaya Utama                                           99.98       Indonesia
P.T. Asuransi Jiwa John Hancock Indonesia                               3.76       Indonesia
6306471 Canada Inc.                                       0282           100       Canada
CDF (Thailand) Limited                                    0287         90.20       Thailand
OQC (Thailand) Limited(4)                                 0288            51       Thailand

Manulife Insurance (Thailand) Public Company Limited(5)   0286         72.54       Thailand
Manulife Technology & Services Sdn Bhd.                   0285           100       Malaysia
6306489 Canada Inc.                                       0283           100       Canada
Manulife Alberta Limited                                  0279           100       Alberta
Manulife European Holdings (Bermuda) Limited              0270           100       Bermuda
Manulife European Investments (Luxembourg) S.a.r.l.       0271           100       Luxembourg
Manulife Hungary Holdings Limited(6)                      0149            99       Hungary
MLI Resources Inc.                                        0193           100       Alberta
Manulife Life Insurance Company(7)                        0180            35       Japan
MFC Global Investment Management (Japan) Limited          0208           100       Japan
Manulife Century Investments (Bermuda) Limited            0172           100       Bermuda
Manulife Century Investments (Luxembourg) S.A.            0173           100       Luxembourg
Manulife Century Investments (Netherlands) B.V.           0174           100       Netherlands
Manulife Premium Collection Co. Ltd.                      0178
Y.K. Manulife Properties Japan                            0142           100       Japan
Manulife Century Holdings (Netherlands) B.V.              0195           100       Netherlands

(1)  50% of EIS Insurance Services, Inc. is owned by Equinox Financial Group,
     Inc.

(2)  50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(3) 22% of Cavalier Cable, Inc. is owned by John Hancock Life Insurance Company (U.S.A.).

(4) 38% of John Hancock Investment Management Services, LLC is owned by John Hancock Life Insurance Company of New York, and the remaining 5% is owned by John Hancock Advisers LLC.

(4)  49% of OQC (Thailand) Limited is owned by 6306489 Canada Inc.

(5) 24.97% of Manulife Insurance (Thailand) Public Company Limited is owned by The Manufacturers Life Insurance Company

(6)  1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(7) 32.49% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% by Manulife Century Holdings (Netherlands) B.V and 35.02% by MLI Resources Inc.

ITEM 25. INDEMNIFICATION

The Registrant's Amended and Restated Declaration of Trust and Distribution Agreement filed previously contain provisions limiting the liability, and providing for the indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 25, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

See "Fund Details" in the Prospectuses and "Investment Management Agreements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Trust, John Hancock Capital Series, John Hancock Current Interest, John Hancock Equity Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series, John Hancock Municipal Securities Trust, John Hancock World Fund and John Hancock Funds III.

(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC:

NAME AND PRINCIPAL BUSINESS ADDRESS   POSTIONS AND OFFICES WITH UNDERWRITER    POSITIONS AND OFFICES WITH REGISTRANT
-----------------------------------   -------------------------------------    -------------------------------------
James R. Boyle                        Chairman and Director                    Trustee
601 Congress Street
Boston, Massachusetts 02210

Keith F. Hartstein                    Director, President and                  President
601 Congress Street                   Chief Executive Officer
Boston, Massachusetts 02210

John G. Vrysen                        Director, Executive Vice President and   Chief Financial Officer
601 Congress Street                   Chief Financial Officer
Boston, Massachusetts 02210

Michael Mahoney                       Chief Compliance Officer                 None
601 Congress Street
Boston, Massachusetts 02210

Peter Copestake                       Treasurer                                None
601 Congress Street
Boston, Massachusetts 02210

John T. Litzow                        Senior Vice President                    None
601 Congress Street
Boston, Massachusetts 02210

Jeffery H. Long                       Vice President, Controller and           None
601 Congress Street                   Assistant Treasurer
Boston, Massachusetts 02210

Andrew G. Arnott                      Vice President                           None
601 Congress Street
Boston, Massachusetts 02210

Arthur E. Creel                       Vice President                           None
601 Congress Street
Boston, Massachusetts 02210

Carey Hoch                            Vice President                           None
601 Congress Street
Boston, Massachusetts 02210

Kristine McManus                      Vice President                           None
601 Congress Street
Boston, Massachusetts 02210

Daniel Rollins                        Second Vice President                    None
601 Congress Street
Boston, Massachusetts 02210

Karen F. Walsh                        Assistant Treasurer                      None
601 Congress Street
Boston, Massachusetts 02210

David Hayter                          Assistant Treasurer                      None
601 Congress Street
Boston, Massachusetts 02210

Cathy Hopkinson                       Assistant Treasurer                      None
601 Congress Street
Boston, Massachusetts 02210

William H. King                       Assistant Treasurer                      Assistant Treasurer
601 Congress Street
Boston, Massachusetts 02210

Wayne Zuk                             Assistant Treasurer                      None

601 Congress Street
Boston, Massachusetts 02210

Alfred P. Ouellette                   AVP, Senior Counsel and                  Assistant Secretary
601 Congress Street                   Assistant Secretary
Boston, Massachusetts 02210

Joyce K. Mahoney                      Assistant Secretary                      None
601 Congress Street
Boston, Massachusetts 02210

(c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant's investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02210,

By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or

By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

By A I M Capital Management, Inc., the subadviser to the All Cap Growth Fund and the Small Company Growth Fund, at its offices at 11 Greenway Plaza, Houston, Texas 77046.

By American Century Investment Management, Inc., the subadviser to the Small Company Fund and the Vista Fund, at its offices at 4500 Main Street, Kansas City, Missouri 64111.

By BlackRock Investment Management, Inc., the subadviser to the Large Cap Value Fund, at its offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By ClearBridge Advisors, the subadviser to the Special Value Fund, at its offices at 399 Park Avenue, New York, New York 10022.

By Davis Selected Advisers, L.P., the subadviser to the Financial Services Fund and the Fundamental Value Fund, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Declaration Management & Research LLC, the subadviser to the Short-Term Bond Fund, Active Bond Fund and the Managed Trust, at its offices at 1650 Tysons Blvd., McLean, VA 22102.

By Deutsche Investment Management Americas, Inc., the subadviser to the Lifestyle Portfolios, All Cap Core Fund, Global Real Estate Fund, Dynamic Growth Fund and the Real Estate Securities Fund, at its offices at 345 Park Avenue, New York, New York 10154.

By Dimensional Fund Advisors, the subadviser to the International Small Company Fund and the Emerging Markets Value Fund, at its offices at 1299 Ocean Avenue, Santa Monica, California 90401.

By Franklin Advisers, Inc., the investment adviser to the Income Fund, at its offices at One Franklin Parkway, San Mateo, California 94403.

By Franklin Mutual Advisers, LLC. the investment adviser to the Mutual Shares Fund, at its offices at John F. Kennedy Parkway, Short Hills, New Jersey 07078.

By Grantham, Mayo, Van Otterloo & Co. LLC, the subadviser to the 6 months Growth & Income Fund, Growth Opportunities Fund, Growth Fund, International Growth Fund, Intrinsic Value Fund, U.S. Multi Sector Value Opportunities Fund and the Managed Fund, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.

By Independence Investment LLC, the subadviser to the Small Cap Fund, at its offices at 53 State Street, Boston, Massachusetts 02109.

By Jennison Associates LLC, the subadviser to the Capital Appreciation Fund, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Legg Mason Capital Management, Inc., the subadviser to the Core Equity Fund, at its offices at 100 Light Street, Baltimore, Maryland 21202.

By Lord Abbett & Co., the subadviser to the Mid Cap Value Fund and the All Cap Value Fund, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Marsico Capital Management, LLC , the subadviser for the International Opportunities Fund, at its offices at 1200 17th Street, Denver, Colorado 80202.

By Massachusetts Financial Services Company, the subadviser to the Utilities Fund, at its offices at 500 Boylston Street, Boston, MA 02116.

By MFC Global Investment Management (U.S.A.) Limited, the subadviser to the Lifestyle Portfolios, the Lifecycle Portfolios, Index 500 Fund, Mid Cap Index Fund, Money Market Fund, Pacific Rim Fund, Quantitative All Cap Fund, Quantitative Mid Cap Fund, Quantitative Value Fund, Small Cap Index Fund, Total Stock Market Index Fund and the Absolute Return Portfolios, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By MFC Global Investment Management (U.S.), LLC, the subadviser to the Emerging Growth Fund, High Income Fund, Strategic Income Fund and the Active Bond
Fund, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.

By Morgan Stanley Asset Management Inc., the subadviser of the Value Fund, at its offices at 1221 Avenue of the Americas, New York, New York 10020.

By Munder Capital Management, the subadviser to the Small Cap Opportunities Fund, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Pacific Investment Management Company LLC, the subadviser to the Real Return Fund, Global Bond Fund and the Total Return Fund, at its offices at 840
Newport Center Drive, Suite 300, Newport Beach, California 92660.

By Pzena Investment Management, LLC, the subadviser to the Classic Value Fund, at its offices at 120 West 45th Street, New York, NY 10036.

By RCM Capital Management LLC, the subadviser to the Emerging Small Company Fund, at its offices at Four Embarcadero Center, San Francisco, CA 94111.

By RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Fund, at its offices at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

By SSgA Funds Management, Inc., the subadviser to the International Equity Index Fund, at its offices at One Lincoln Street, Boston, Massachusetts 02111.

By Sustainable Growth Advisers, L.P., the subadviser to the U.S. Global Leaders Growth Fund, at its offices at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

By T. Rowe Price Associates, Inc., the subadviser to the Blue Chip Growth Fund, Equity-Income Fund, Health Science Fund, Real Estate Equity Fund, Small Company Value Fund, Spectrum Income Fund and the Science & Technology Fund, at its offices at 100 East Pratt Street, Baltimore, MD 21202.

By Templeton Global Advisors Limited, the subadviser to the Global Fund, at its offices at Box N7759, Lyford Cay, Nassau, Bahamas.

By Templeton Investment Counsel, LLC, the subadviser to International Value Fund and the International Small Cap Fund, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

By UBS Global Asset Management (Americas) Inc., the subadviser to the Large Cap Fund and the Global Allocation Fund, at its offices at 1 North Wacker Drive, Chicago, Illinois 60606.

By UST Advisers, Inc., the subadviser to the Value & Restructuring Fund, at its offices at 225 High Ridge Road, Stamford, Connecticut 06905.

By Wellington Management Company LLP, the subadviser to the Investment Quality Bond Fund, Mid Cap Stock Fund, Natural Resources Fund, Small Cap Growth Fund, Small Cap Value Fund and the Mid Cap Intersection Fund, at its offices at 75 State Street, Boston, Massachusetts 02109.

By Wells Capital Management Incorporated, the subadviser to the Core Bond Fund and the U.S. High Yield Bond Fund, at its offices at 525 Market St., San Francisco, California.

By Western Asset Management Company, the subadviser to the High Yield Fund, Strategic Bond Fund and the U.S. Government Securities Fund, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 13th day of February, 2007

                                        JOHN HANCOCK FUNDS II


                                        By: /s/ Keith F. Hartstein
                                            ------------------------------------
                                            Keith F. Hartstein
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                                        TITLE                 DATE
---------                               -----------------------   -----------------


/s/ Keith F. Hartstein                  President                 February 13, 2007
-------------------------------------
Keith F. Hartstein


/s/ John G. Vrysen                      Chief Financial Officer   February 13, 2007
-------------------------------------
John G. Vrysen


/s/ Charles L. Bardelis *               Trustee                   February 13, 2007
-------------------------------------
Charles L. Bardelis


/s/ James R. Boyle *                    Trustee                   February 13, 2007
-------------------------------------
James R. Boyle


/s/ Peter S. Burgess *                  Trustee                   February 13, 2007
-------------------------------------
Peter S. Burgess


/s/ Elizabeth G. Cook *                 Trustee                   February 13, 2007
-------------------------------------
Elizabeth G. Cook


/s/ Hassell H. McClellan *              Trustee                   February 13, 2007
-------------------------------------
Hassell H. McClellan


/s/ James M. Oates *                    Trustee                   February 13, 2007
-------------------------------------
James M. Oates

*   By Power of Attorney

JOHN HANCOCK FUNDS II


By: /s/ George M. Boyd
    ---------------------------------
Name George M. Boyd, Esq.
Title: Senior Counsel and
       Assistant Secretary